COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093
1-800-366-3863
into

Cromwell Greenspring Mid Cap Fund
a series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
(855) 625-7333

June 30, 2023

2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093

June 30, 2023
Dear Shareholder:
On behalf of the Board of Directors of Greenspring Fund, Incorporated, (“Greenspring Fund” or the “Target Fund”) we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Greenspring Fund, on August 7, 2023, at the principal offices of Greenspring Fund located at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093 at 3:00 p.m. Eastern Time. The purpose of the Special Meeting is to vote on an important proposal that affects your investment in your Target Fund.

We intend to hold the Special Meeting in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”), which is a newly created series of Total Fund Solution (“TFS”) (the “Reorganization”). Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses.

If the Reorganization is not approved by shareholders, the Target Fund will continue operating, and the Board of Directors will consider alternatives for the Target Fund including soliciting approval of a new proposal or the liquidation of the Target Fund.

The Acquiring Fund will be managed by Cromwell Investment Advisors, LLC (“Cromwell”), whereas the Target Fund is managed by Corbyn Investment Management, Inc. (“Corbyn”). Although Cromwell will serve as the investment adviser to the Acquiring Fund, Corbyn, the current investment adviser to the Target Fund, will serve as the investment sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund has a similar investment objective, investment strategies, policies, and risks as the Target Fund. Additional information about the Acquiring Fund is included in the enclosed Proxy Statement/Prospectus, including Appendix D thereto, and the Statement of Additional Information related to the Proxy Statement/Prospectus.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Greenspring Fund, Incorporated	à	Institutional Shares of the Cromwell Greenspring Mid Cap Fund (a series of Total Fund Solution)

YOUR VOTE IS IMPORTANT.
The Board of Directors of Greenspring Fund, Incorporated believes that the proposed Reorganization is in the best interests of Target Fund shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touch tone telephone using the toll-free number listed in the proxy voting instructions; or
•“In person” at the special shareholder meeting on August 7, 2023.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote.
Your vote is very important to us. Thank you for your response and for your continued investment in the Greenspring Fund.
Respectfully,

Charles vK. Carlson
President
Greenspring Fund, Incorporated

2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 7, 2023

To the Shareholders of the Greenspring Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Greenspring Fund, Incorporated (Greenspring Fund” or the “Target Fund”), is to be held on August 7, 2023 at the principal offices of Greenspring Fund located at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093 at 3:00 p.m. Eastern Time.

We intend to hold the Special Meeting in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following proposals:

1.To approve the Agreement and Plan of Reorganization, which has been approved by the Greenspring Fund’s Board of Directors, which provides for the reorganization of the Target Fund, into the Cromwell Greenspring Mid Cap Fund, a newly created series of Total Fund Solution (the “Reorganization”); and

2.To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on June 16, 2023, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://proxyvotinginfo.com/p/grspx2023. On this webpage, you also will be able to access the Target Fund’s Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Directors of Greenspring Fund, Incorporated,

Elizabeth A. Swam
Secretary
June 30, 2023

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touch tone telephone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Reorganization.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch Tone Telephone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093

QUESTIONS AND ANSWERS
Dated: June 30, 2023

Question 1: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is a proxy statement for the Greenspring Fund, Incorporated (“Greenspring Fund” or the “Target Fund”), and a prospectus for the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”), a newly created series of Total Fund Solution (“TFS” or the “Trust”). (The Target Fund and the Acquiring Fund may each be referred to as a “Fund,” or together, the “Funds”). The purposes of the Proxy Statement/Prospectus are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between Greenspring Fund and TFS (the “Plan”), a form of which is attached to the Proxy Statement/Prospectus as Appendix A (the “Proposal”), and (2) provide information regarding the shares of the Acquiring Fund. Approval by the shareholders of the Target Fund is required to effect the Reorganization. If the shareholders of the Target Fund do not approve the Proposal, then the Reorganization will not be implemented and the Board of Directors of Greenspring Fund (the “Greenspring Fund Board”) will consider what further actions to take.

The Proxy Statement/Prospectus contains information (including additional information about the Acquiring Fund in Appendix D) that you should know before voting on the Reorganization which, if approved, would result in your investing in the Acquiring Fund. The Proxy Statement/Prospectus should be retained for future reference. Additional information is also contained in the Statement of Additional Information related to the Proxy Statement/Prospectus.

Question 2: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. Corbyn Investment Management, Inc. (“Corbyn”), the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, Cromwell Investment Advisors, LLC (“Cromwell”) will serve as the investment adviser to the Acquiring Fund and Corbyn, the current investment adviser to the Target Fund, will serve as the sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. Corbyn’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. Corbyn believes that the Reorganization has the potential to benefit the Target Fund’s shareholders by (1) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (2) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of Corbyn, the Greenspring Fund Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.

Question 3: How will the Reorganization work?

Answer: To reorganize the Target Fund into a series of TFS, an investment company with similar investment policies and strategies, referred to as the “Acquiring Fund,” has been created as a new series of TFS. The Acquiring Fund is newly organized and has no assets or liabilities. If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about August 14, 2023.

Q&A     Page 1

Question 4: How will the Reorganization affect me as a shareholder?

Answer: You will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization. Corbyn believes that the Reorganization has the potential to benefit the Target Fund’s shareholders by (1) providing the Target Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that are advised by Cromwell; and (2) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell.

Question 5: Who will manage the Acquiring Fund?
Answer: The Reorganization will shift management responsibility from Corbyn to Cromwell, the investment adviser of the Acquiring Fund. Cromwell is an investment adviser registered with the Securities and Exchange Commission that was formed in July 2021 and is dedicated to managing mutual funds. Corbyn serves as the adviser to the Target Fund and will serve as the sub-adviser to the Acquiring Fund. Charles vK. Carlson and Michael Goodman are the current portfolio managers for the Target Fund, and will also be the portfolio managers of the Acquiring Fund. The Greenspring Fund is not affiliated with Cromwell, TFS, or the Acquiring Fund.

Question 6: Will there be changes to the Board of Directors and service providers for the Acquiring Fund?

Answer: Yes. The Greenspring Fund and TFS have different Boards, legal counsel, independent registered public accounting firms, and distributors but the same administrator, fund accountant, transfer agent, and custodian as set forth in the table below. A list of the Directors of the Greenspring Fund is provided under “Management of the Fund” in the Target Fund Statement of Additional Information which is available upon request. Information about the TFS Board of Trustees (the “TFS Board”) can be found in the Statement of Additional Information related to this Proxy Statement/Prospectus.

	Target Fund	Acquiring Fund
Administrator	U.S. Bancorp Fund Services, LLC	Same
Fund Accountant	U.S. Bancorp Fund Services, LLC	Same
Transfer Agent	U.S. Bancorp Fund Services, LLC	Same
Custodian	U.S. Bank National Association	Same
Distributor and Principal Underwriter	Quasar Distributors, LLC*	Foreside Fund Services, LLC*
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Cohen & Company, Ltd.
Legal Counsel	K&L Gates LLP	Stradley Ronon Stevens & Young LLP
*Note: Quasar Distributors and Foreside Fund Services are affiliated entities under common control. Accordingly, there is expected to be no noticeable change in the type or quality of service provided to the Target Fund versus the Acquiring Fund.
Question 7: Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: No. The management fee paid by the Target Fund and the Acquiring Fund is not changing and the Acquiring Fund’s other operating expenses are expected to be the same as the other operating expenses of the Target Fund. The gross and net annual fund operating expenses for the Target Fund’s shares are 1.11% per annum of the Target Fund’s average daily net assets. The estimated gross and net annual fund operating expenses for the Acquiring Fund’s Institutional Class shares are expected to be 1.11% per annum of the Acquiring Fund’s average daily net assets. Corbyn and Cromwell believe that the operational efficiencies anticipated as a result of the Reorganization may lead to a decrease in the Acquiring Fund’s operating expense ratio over time.

The Target Fund does not have an operating expense limitation agreement. While the expectations are that expenses of the Acquiring Fund will remain the same as the Target Fund, Cromwell has nevertheless agreed to establish an expense cap as an assurance to shareholders that in no event will net operating expenses exceed 1.21% through August 14, 2025. On behalf of the Acquiring Fund, Cromwell has agreed to waive its management fees and/or reimburse the Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, and other class-specific expenses) do not exceed 1.21% of average daily net assets for the Institutional Class, through at least August 14, 2025. The operating expense limitation agreement can be terminated only by, or with the consent of, TFS’ Board. Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken
Q&A     Page 2

into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. It is possible for the operating expense ratio of the Acquiring Fund to increase. If the operating expenses limitation agreement has expired and Cromwell has chosen not to renew the agreement, it is possible that the Acquiring Fund’s expenses could exceed 1.21% after August 14, 2025.

Question 8: How do the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund compare?

Answer: The Target Fund and the Acquiring Fund have a similar, but not identical, investment objective and similar, but not identical investment strategies. Specifically, unlike the Target Fund, the Acquiring Fund has neither (1) a secondary investment objective of obtaining income, nor (2) a principal investment strategy of investing in fixed income securities. The Target Fund and the Acquiring Fund may invest in companies of any market capitalization; however, under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies at time of purchase. The Proxy Statement/Prospectus describes the investment objective and principal investment strategies of the Target Fund and the Acquiring Fund in detail.

Question 9: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Yes. As a result of the Reorganization, you will receive the number of shares of the Acquiring Fund’s Institutional Class equal in aggregate net asset value as your holdings in the Target Fund immediately prior to the Reorganization.

Question 10: How similar are the Target Fund’s and the Acquiring Fund’s Share Classes?

Answer: The Target Fund’s share class is similar to the Institutional class of the Acquiring Fund. Neither the shares of the Target Fund nor the Institutional Class shares of the Acquiring Fund are subject to a sales charge (load). Neither the Target Fund shares, nor the Acquiring Fund’s Institutional Class shares are subject to any distribution and/or service (12b-1) fees.

While not part of the Reorganization, the Acquiring Fund intends to also offer an Investor Class of shares at a later date, which will be subject to certain distribution and/or service (12b-1) fees. The Target Fund shareholders will not be impacted by the offering of this separate share class.

Question 11: Will the Reorganization result in any taxes?

Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. At any time up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. The Target Fund may sell portfolio securities in connection with the Reorganization, particularly with respect to the fixed income holdings which comprised 8% of the portfolio as of May 31, 2023. In the event the Target Fund sells any portfolio securities in connection with the Reorganization, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. The brokerage costs of repositioning the portfolio are expected to be negligible, approximately $10,000 to $25,000 or $0.002 to $0.005 per share, subject to market conditions. The potential long-term capital gains impact of repositioning the portfolio is estimated to be approximately $500,000 to $2,500,000 or $0.096 to $0.480 per share (0.5% to 2% of the Fund’s net asset value based on shares outstanding as of June 15, 2023), subject to market conditions. It is anticipated that purchases of new mid-cap equity securities to achieve the Fund’s 80% investment policy will be conducted in the normal course of the Fund’s portfolio management upon the orderly sale of fixed income securities or periodic shareholder redemptions within 90 to 150 days, subject to market conditions and consistent with the best interest of shareholders. For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” section below. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Question 12: Will my basis change as a result of the Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganization.

Q&A     Page 3

Question 13: Will I be charged a commission or other fee as a result of the Reorganization?

Answer: No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganization.

Question 14: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question 15: How does the Greenspring Fund Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of Corbyn, the Greenspring Fund Board unanimously recommends that shareholders vote “FOR” the Proposal to approve the Plan.

Question 16: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Target Fund and the Target Fund shareholders will not pay any expenses related to the Reorganization. Corbyn and Cromwell will bear all expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement/Prospectus.

Question 17: Will the Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of the Target Fund shares through your financial intermediary up to and including the business day prior to the Reorganization, which is anticipated to be on or about August 14, 2023. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares.

Question 18: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the Acquiring Fund and will continue to operate as is. The Greenspring Fund Board will consider further actions to take.

Question 19: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Questions and Answers section.

Question 20: Who do I call if I have questions?

Answer: If you have questions about the Reorganization, Proposal or the Proxy Card, please do not hesitate to call Morrow Sodali Fund Solutions at (888) 346-1356.

Q&A     Page 4

COMBINED PROXY STATEMENT AND PROSPECTUS
June 24, 2023
For the Reorganization of

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093
1-800-366-3863
Into

Cromwell Greenspring Mid Cap Fund
a series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-855-625-7333

_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Greenspring Fund Board”) of Greenspring Fund, Incorporated (the “Greenspring Fund” or the “Target Fund”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Greenspring Fund on August 7, 2023 at the principal offices of Greenspring Fund located at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093 at 3:00 p.m. Eastern Time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposals (the “Proposal”):

Proposal 1:
To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Greenspring Fund Board which provides for the reorganization of the Target Fund into the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”), a newly created series of Total Fund Solution (“TFS” or the “Trust”) (the “Reorganization”).

Proposal 2:	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
After careful consideration and upon the recommendation of Corbyn Investment Management, Inc. (“Corbyn”), the Target Fund’s investment adviser, the Greenspring Fund Board unanimously recommends that shareholders vote “FOR” the Proposal.
The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund as set forth in the chart below and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.
Shares will be exchanged as follows:

Greenspring Fund, Incorporated	à	Institutional Shares of the Cromwell Greenspring Mid Cap Fund (a series of Total Fund Solution)

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
This Proxy Statement/Prospectus sets forth concisely the information you should know before voting on the Proposal which if approved, would result in your investing in the Acquiring Fund. You should read it and keep it for future reference.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”) are incorporated by reference into (and legally considered to be part of) the Proxy Statement/Prospectus:
•the Statement of Additional Information dated June 24, 2023 relating to this Proxy Statement/Prospectus (the “N-14 SAI”);
•the Prospectus of the Target Fund, dated May 1, 2023, as supplemented on May 25, 2023 (the “Target Fund Prospectus”) (File Nos. 002-81956 and 811-03627);
Additional information about the Target Fund has been filed with the SEC and can be found in the following documents:
•the Statement of Additional Information of the Target Fund, dated May 1, 2023, as may be amended and supplemented (the “Target Fund SAI”) (File Nos. 002-81956 and 811-03627); and
•the Annual Report for the Target Fund for the fiscal year ended December 31, 2022 (the “Target Fund Annual Report”) (File No. 811-03627).
This Proxy Statement/Prospectus will be mailed on or about June 30, 2023 to shareholders of record of the Target Fund as of June 16, 2023.
The Target Fund is a registered open-end management investment company. The Target Fund Prospectus, the Target Fund Annual Report and the Target Fund Semi-Annual Report have previously been delivered to Target Fund shareholders. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement/Prospectus. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund. The Acquiring Fund will not commence operations until the date of the Reorganization.
Copies of the Target Fund Prospectus and Target Fund SAI are available upon request and without charge by calling the Target Fund at 1-800-366-3863, visiting www.greenspringfund.com, or writing to the Target Fund, Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to the Acquiring Fund at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (toll-free) at (855) 625-7333 or visiting www.thecromwellfunds.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
The Board of Directors (the “Board”) of Greenspring Fund, Incorporated, (“Greenspring Fund” or the “Target Fund”), including all the Directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Fund approve the Agreement and Plan of Reorganization (the “Plan”), pursuant to which the Target Fund will reorganize into the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”) and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement/Prospectus as Appendix A. The Greenspring Fund Board considered the Reorganization at a meeting held on May 4, 2023. Based upon the recommendation of Corbyn Investment Management, Inc. (“Corbyn”), the Greenspring Fund Board’s evaluation of the terms of the Plan, and other relevant information presented to the Greenspring Fund Board in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the Greenspring Fund Board, including all of the Directors who are not “interested persons” of Greenspring Fund under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of existing shareholders in the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Greenspring Fund Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize the Target Fund into a series of Total Fund Solution (“TFS”), a fund with a similar, but not identical, investment objective and principal investment strategies, the Acquiring Fund has been created as a new series of TFS. If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:
•All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;
•Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares received pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and
•The Target Fund will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.
The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. The Reorganization will not take place unless TFS and Greenspring Fund receive an opinion from tax counsel to TFS confirming such tax treatment, which receipt is a non-waivable condition of the Reorganization.

EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund.
Certain basic information about the Target Fund and Acquiring Fund is provided in the table below. The Target Fund and Acquiring Fund are sometimes referred to together as the “Funds.”
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	Target Fund	Acquiring Fund
Identity of Fund	Greenspring Fund (an open-end management investment company registered with the SEC)	Cromwell Greenspring Mid Cap Fund, a series of Total Fund Solution (an open-end management investment company registered with the SEC)
Ticker Symbol	(GRSPX)	Same following the Reorganization
Fiscal Year-End	December 31	Same
Form of Organization	A Maryland corporation	A series of a Delaware statutory trust
Diversification Status	Diversified	Same

The Reorganization will shift management responsibility for the Target Fund from Corbyn to Cromwell Investment Advisors, LLC (“Cromwell”) as investment adviser of the Acquiring Fund, and Corbyn will serve as the sub-adviser to the Acquiring Fund. Neither Greenspring Fund nor Corbyn is affiliated with TFS or Cromwell. The investment objective of the Acquiring Fund will be similar, but not identical, to that of the Target Fund, and the investment strategies of the Acquiring Fund will be similar, but not identical, to those of the Target Fund. For example, while both Funds seek long term capital appreciation as an investment objective, the Target Fund but not the Acquiring Fund has a secondary objective of income. Additionally, the Target Fund, unlike the Acquiring Fund, has a principal investment strategy of investing in fixed income securities. The Target Fund also may invest in companies of any market capitalization, but the Acquiring Fund typically invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies at time of purchase. The principal investment risks of the Acquiring Fund will also be similar, but not identical to those of the Target Fund. The principal investment risks align with each Fund’s principal investment strategies. Because the Target Fund may invest in companies of any market capitalization, the Target Fund’s principal investment risks include the risks of investing in micro-, small and larger-cap companies. Additionally, because the Target Fund may invest in debt securities, the Target Fund’s principal investment risks include the risks of investing in debt securities, such as interest rate risk, credit risk, prepayment risk, extension risk, and high yield/ junk bond risks. The principal investment risks of the Acquiring Fund are mainly the risks of investing in mid-cap securities. The Acquiring Fund and the Target Fund are each diversified for purposes of the 1940 Act.

The Reorganization will not result in a change in the management fee or annual fund operating expenses as compared to the management fee or annual fund operating expenses currently paid by the Target Fund. Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through their financial intermediary up to and including the business day prior to the Reorganization. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares.

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SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Fund are based on current operating expenses of the Target Fund for the fiscal period ended December 31, 2022 (annualized). Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund	Acquiring Fund (Pro Forma)
		Institutional Class
Management Fees	0.75%	0.75%
Other Expenses	0.34%	0.34%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.11%	1.11%
(1) Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Fund are based on operating expenses of the Target Fund for the fiscal period ended December 31, 2022 (annualized). The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund. The Example assumes that you invest $10,000 in the Fund and then redeem or hold all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund
	$113	$353	$612	$1,352
Acquiring Fund (Pro Forma)
Institutional Class	$113	$353	$612	$1,352
The Target Fund pays Corbyn a management fee on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 million and $500 million, and 0.65% of average daily net assets in excess of $500 million. The Acquiring Fund will pay Cromwell the same management fee that the Target Fund currently pays to Corbyn. For the annual period ended December 31, 2022 (annualized), the total annual fund operating expenses for the Target Fund’s shares are 1.11% per annum of the Target Fund’s average daily net assets. The estimated total annual fund operating expenses for the Acquiring Fund’s Institutional Class shares are expected to be the same as the Target Fund. That said, Corbyn and Cromwell believe that the operational efficiencies anticipated as a result of the Reorganization may lead to a decrease in the Acquiring Fund’s operating expense ratio over time.

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Fund Performance
The Acquiring Fund has no performance history, since it is newly formed and will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the financial statements and the performance and accounting history of the Target Fund.
The following performance information illustrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Target Fund primarily invests. As always, past performance of the Target Fund (before and after taxes) is not an indication of how it or the Acquiring Fund will perform in the future. To obtain updated performance information for the Target Fund, please visit www.greenspringfund.com or call 1-800-366-3863.

Calendar Year Total Returns as of December 31
During the period of time shown in the bar chart, the highest quarterly return for the Target Fund was 16.94% for the quarter ended December 31, 2020, and the lowest quarterly return for the Target Fund was -26.16% for the quarter ended March 31, 2020. The Target Fund’s calendar year-to-date return as of March 31, 2023 was 2.39%.

Average Annual Total Returns (for the Periods Ended December 31, 2022)
				Since Inception
	1 Year	5 Year	10 Years	(7/1/1983)
Return Before Taxes	-8.67%	5.47%	6.22%	8.87%
Return After Taxes on Distributions	-10.33%	3.67%	4.48%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	-3.98%	4.05%	4.59%	6.55%
Russell 3000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	-7.98%	6.50%	10.16%	N/A
Blended Benchmark(2) (reflects no deduction for fees, expenses, or taxes)	-5.27%	5.27%	7.42%	N/A
Lipper Flexible Portfolio Fund Index(3) (reflects no deduction for fees, expenses, or taxes)	-15.19%	4.55%	6.15%	N/A
(1)    The Russell 3000® Value Index is a market-capitalization weighted equity index and includes those Russell 3000® Index companies with lower price-to-book ratios and lower expected growth rates.
Proxy Statement/Prospectus     Page 4

(2)     The Blended Benchmark, which is comprised of 60% Russell 3000® Value Index/ 30% ICE BAML 1-3yr BB Cash Pay High Yield Index/ 10% ICE BAML 3-Month T-Bill Index, is provided to show how the Fund’s performance compares with the returns of an index constructed by Corbyn as a blend of various market indexes to reflect the market sectors in which the Fund invests.
(3)    The Lipper Flexible Portfolio Fund Index is composed of funds that allocate investments across various asset classes, with a focus on total return.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Target Fund shares will become Institutional Class shares after the Reorganization.
Comparison of Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal year ended December 31, 2022, the Target Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Comparison of Principal Investment Objectives, Strategies, and Policies
The Target Fund and the Acquiring Fund have a similar, but not identical, investment objective and similar, but not identical investment strategies as shown below. Specifically, unlike the Target Fund, the Acquiring Fund has neither (1) a secondary investment objective of obtaining income, nor (2) a principal investment strategy of investing in fixed income securities. The Target Fund and the Acquiring Fund may invest in companies of any market capitalization; however, under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies at time of purchase. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so. The Acquiring Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon at least 60 day prior written notice to shareholders. The Acquiring Fund has been created as a new series of TFS solely for the purpose of acquiring the Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. For additional information regarding the Acquiring Fund’s investment objective and principal strategies see Appendix E.

Target Fund	Acquiring Fund

Investment Objective
The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, objective.	The Fund’s primary investment objective is long-term capital appreciation.

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Target Fund	Acquiring Fund

Principal Investment Strategies
The Fund invests in stocks its investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) that have the potential to provide income, capital appreciation or a combination of both. The Fund invests primarily in securities of U.S. issuers. The Fund may invest in companies of any market capitalization that its Adviser believes are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and provide an attractive risk/reward value. The Adviser utilizes a bottom-up approach whereby it researches individual companies regardless of the industry. The Fund’s investment style is typically referred to as a “value” investing approach. The Fund may also invest in companies in the process of financial restructuring or liquidation. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds. The size of the Fund’s cash reserves may reflect the Adviser’s ability to find securities that meet its investment strategies rather than the market outlook.

The Fund primarily invests in equity securities its investment sub-adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of May 31, 2023, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.4 billion to $69.2 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.4 billion to $17.1 billion. The companies in which the Fund may invest are those the Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, or the securities market in general. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Fund invests primarily in U.S.-listed companies. The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Advisor’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

Comparison of Principal Risks
The principal risks of investing in the Acquiring Fund are discussed below. The principal risks of the Acquiring Fund and the Target Fund are similar because the principal investment strategies of the Funds are similar, although the disclosure of the risks may vary between the Funds. Unlike the Target Fund, the Acquiring Fund does not have any principal risks related to investments in fixed income securities as the Acquiring Fund does not have a principal investment strategy of investing in fixed income securities. For additional information regarding the Acquiring Fund’s principal risks see Appendix E.

The value of your investment in the Acquiring Fund will fluctuate, which means you could lose money.

The following are the risks of the Acquiring Fund:
•Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, the possibility of a
Proxy Statement/Prospectus     Page 6

national or global recession, the war between Russia and Ukraine, and the impact of the ongoing coronavirus (COVID-19) global pandemic. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of the United States and other countries. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets continues to be unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.
•Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.
•Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.
•Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

•Large Capitalization Risk. The Fund may invest in securities of larger, more established companies that may be unable to respond quickly to new competitive challenges. Large-cap companies may be unable to attain the growth rates of smaller companies, especially during extended periods of economic expansion.
•Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•Illiquid Investment Risk. Certain of the Fund’s investments may be or become illiquid. An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.
The following are the risks of the Target Fund:
•Value investing may be out of favor. There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued during a given period. This may happen, among other reasons, because value stocks, as a category, lose favor with investors compared to growth stocks.
•Although the Fund’s Adviser invests in companies it considers undervalued relative to historical valuations, their peers, the general stock market or their values as private companies, there is a risk that the value of these securities may decline or may not reach what the Adviser believes are their full value. In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced or overvalued.
•In general, values of equity securities, including common and preferred stocks, fluctuate in response to changes in a company’s financial condition or prospects (including actual or anticipated earnings) as well as general market, economic and political conditions and other factors. Equity securities generally fluctuate in value more than bonds, and may decline in value over short or extended periods.
•The Fund may invest in securities of micro-, small- and mid-capitalization companies that tend to be more volatile and less liquid than securities of large-capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.
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•The Fund may invest in securities of larger, more established companies that may be unable to respond quickly to new competitive challenges. Large-cap companies may be unable to attain the growth rates of smaller companies, especially during extended periods of economic expansion.
•Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other risks. Other factors may affect debt securities, such as the financial condition of a particular issuer and general economic conditions. The yield earned by the Fund on debt securities will vary with changes in interest rates earned on the Fund’s investments.
•Changes in interest rates will affect the value of the Fund’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Recent and potential future changes in government monetary policy may affect interest rates.
•Credit risk is the risk that the issuer or the guarantor of a fixed income security is unable or unwilling, or is perceived to be unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.
•Prepayment risk is the risk that when interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
•Extension risk is the risk that higher interest rates will often result in slower payoffs of lower coupon bonds, which effectively increases duration risk, heightens interest rate risk, and increases the potential for price declines.
•High yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) are securities rated BB or lower by S&P Global Ratings (“S&P”), Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”) or, if unrated, deemed by the Fund’s Adviser to be of comparable quality. High yield bonds are speculative in nature, involve greater credit risk and risk of default by the issuer, and may be less liquid and subject to greater market fluctuations than higher-rated fixed income securities. High yield bonds are usually more sensitive to economic conditions and individual corporate developments than higher-rated securities, which may adversely affect their value.
•Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher-rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
•The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including credit risk and interest rate risk.
•Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•Certain of the Fund’s investments may be or become illiquid. An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such circumstances. The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.
Proxy Statement/Prospectus     Page 8

•Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets. The Fund may experience periods of heavy redemptions that could cause it to sell assets at inopportune times, at a loss, or at depressed values. This risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
•The Fund may invest in actual or anticipated special situations such as financial restructurings or liquidations. These transactions may not be completed as the Fund’s Adviser anticipates or may take an excessive amount of time to be completed. They also may be completed on different terms than the Adviser anticipates, resulting in a loss to the Fund. Some special situations may be so uncertain that the Fund may lose its entire investment in the situation.
•Under certain market conditions, such as during a rising stock market and/or bond market, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the Fund’s ability to achieve its investment objective and may negatively impact the Fund’s performance.
Comparison of Funds’ Investment Restrictions
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Directors/Trustees without affirmative shareholder approval) are similar, but not identical. A fundamental restriction cannot be changed without the affirmative vote of a “majority of the outstanding voting securities,” which is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The Acquiring Fund will also be adopting non-fundamental investment restrictions. A non-fundamental restriction may be changed by the Acquiring Fund’s Board of Trustees without shareholder approval, but the change will only be effective after 60 days prior written notice is given to shareholders of the Acquiring Fund.

A comparison of the Target Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is set forth below. The Target Fund’s fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Fund SAI, which is available upon request. The Acquiring Fund’s fundamental and non-fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are also described in the N-14 SAI which is incorporated by reference into this Proxy Statement/Prospectus.

Fundamental Investment Restrictions
Target Fund	Acquiring Fund
The Fund may not:	The Fund:
1. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of an issuer;	May with respect to 75% of its total assets, invest no more than 5% of its total assets in securities of a single issuer or hold no more than 10% of the voting securities of such issuer.
2. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;	Same
3. Invest in companies for the purpose of exercising management or control;	See “Non-Fundamental Investment Restrictions” below.
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Fundamental Investment Restrictions
Target Fund	Acquiring Fund
The Fund may not:	The Fund:
4. Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;	May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
5. Purchase or sell commodities or commodity contracts;	May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
6. Purchase securities on margin or effect short sales of securities;	N/A
7. Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;	May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
8. Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;	May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
9. Mortgage, pledge or hypothecate securities;	N/A
10. Act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933, as amended;	May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
Proxy Statement/Prospectus     Page 10

Fundamental Investment Restrictions
Target Fund	Acquiring Fund
The Fund may not:	The Fund:
11. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is an officer, director or member, as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or	N/A
12. Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.	May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not have any intention of borrowing money for leverage. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income
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to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Sub-Adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.
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The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction above related to borrowings by the Fund.
In addition, the Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent the Fund has sufficient information about such investments.

Non-Fundamental Investment Restrictions
Target Fund	Acquiring Fund
None	The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.
None	Except with respect to the limitations on borrowing and acquisitions of illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.
See Fundamental Investment Restriction No. 3 above.	The Fund may not invest in any issuer for purposes of exercising control or management.
None
The investment policy of the Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice.

Management Comparisons
Boards of Directors/Trustees
Overall responsibility for oversight of Greenspring Fund rests with its Board (the “Greenspring Fund Board”). The Greenspring Fund Board is responsible for overseeing Corbyn and other service providers in the operations of Greenspring Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Greenspring Fund’s governing documents. The Greenspring Fund Board currently has five Directors, three of whom are “interested persons,” as that term is defined under the 1940 Act, of Greenspring Fund. A list of the Directors and officers of Greenspring Fund, and their present positions and principal occupations, is provided under “Management of the Fund” in the Target Fund SAI, which is available upon request.
Overall responsibility for oversight of TFS rests with its Board of Trustees (the “TFS Board”). The TFS Board is responsible for overseeing Cromwell, Corbyn and other service providers in the operations of TFS in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and TFS’s governing documents. TFS currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of TFS. A list of the Trustees and officers of TFS, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the N-14 SAI which is incorporated by reference into this Proxy Statement/Prospectus.
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Investment Advisers and Sub-Adviser
Corbyn Investment Management, Inc., located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund. Corbyn also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Target Fund to operate, subject to the oversight of the Greenspring Fund Board.

Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, is an investment adviser registered with the SEC and will serve as the investment adviser to the Acquiring Fund. Cromwell also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Acquiring Fund to operate, subject to the oversight of the TFS Board. Corbyn will serve as sub-adviser for the Acquiring Fund.
Manager of Managers Arrangement. The Acquiring Fund and Cromwell have obtained an exemptive order from the SEC that permits Cromwell, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Cromwell or the Acquiring Fund, as well as sub-advisers that are wholly-owned subsidiaries of Cromwell or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, Cromwell or its parent company (the “Manager-of-Managers Structure”).
As such, Cromwell has the ultimate responsibility for overseeing the Acquiring Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. If a new sub-adviser is hired for the Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The Fund is not required to disclose the individual fees that Cromwell pays to the Sub-Adviser.

Portfolio Managers
The following portfolio managers are jointly and/or primarily responsible for the day-to-day management of the Funds:

Target Fund	Acquiring Fund
Charles vK. Carlson, CFA® President, Director, Corbyn; Portfolio Manager of the Target Fund since January 1987	Charles vK. Carlson, CFA® President, Director, Corbyn; Portfolio Manager of the Acquiring Fund
Michael Goodman, CFA® Senior Investment Analyst, Corbyn; Portfolio Manager of the Target Fund since May 2022	Michael Goodman, CFA® Senior Investment Analyst, Corbyn; Portfolio Manager of the Acquiring Fund

Charles vK. Carlson, CFA®, has been the portfolio manager of the Fund since January 1987. He is also President and a Director of Corbyn. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA® charter-holder since 1986.

Michael Goodman, CFA®, has been the portfolio manager of the Fund since May 2022. He is also a Senior Investment Analyst for Corbyn. Mr. Goodman graduated from Carleton College with a B.A. in Psychology. He has been a CFA® charter-holder since 2006.

The Target Fund SAI, which is available upon request, and the N-14 SAI which is incorporated by reference into this Proxy Statement/Prospectus, provide additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Target Fund.

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Investment Advisory Fees
Pursuant to an advisory agreement between Greenspring Fund and Corbyn, the Target Fund pays Corbyn a management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 million and $500 million, and 0.65% of average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2022, the Target Fund paid management fees of 0.75% of the Target Fund’s average daily net assets to Corbyn.
Pursuant to an investment advisory agreement between TFS, on behalf of the Acquiring Fund, and Cromwell, the Acquiring Fund will pay Cromwell an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 million and $500 million, and 0.65% of average daily net assets in excess of $500 million.
A discussion regarding the basis for the Greenspring Fund Board’s approval of the Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2022. A discussion regarding the basis for the TFS Board’s approval of the TFS Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s annual report to shareholders following the Reorganization.
Operating Expense Limitation Agreements

The Target Fund does not have an operating expense limitation agreement. While the expectations are that expenses of the Acquiring Fund will remain the same as the Target Fund, Cromwell has nevertheless agreed to establish an expense cap as an assurance to shareholders that in no event will net operating expenses exceed 1.21% through August 14, 2025. On behalf of the Acquiring Fund, Cromwell has agreed to waive its management fees and/or reimburse the Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, and other class-specific expenses) do not exceed 1.21% of average daily net assets for the Institutional Class, through at least August 14, 2025. The operating expense limitation agreement can be terminated only by, or with the consent of, TFS’ Board. Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. It is possible for the operating expense ratio of the Acquiring Fund to increase. If the operating expenses limitation agreement has expired and Cromwell has chosen not to renew the agreement, it is possible that the Acquiring Fund’s expenses could exceed 1.21% after August 14, 2025.

Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	U.S. Bancorp Fund Services, LLC	Same
Fund Accountant	U.S. Bancorp Fund Services, LLC	Same
Transfer Agent	U.S. Bancorp Fund Services, LLC	Same
Custodian	U.S. Bank National Association	Same
Distributor and Principal Underwriter	Quasar Distributors, LLC*	Foreside Fund Services, LLC*
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Cohen & Company, Ltd.
Legal Counsel	K&L Gates LLP	Stradley Ronon Stevens & Young LLP
*Note: Quasar Distributors and Foreside Fund Services are affiliated entities under common control. Accordingly, there is expected to be no noticeable change in the type or quality of service provided to the Target Fund versus the Acquiring Fund.
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Purchase and Redemption of Shares
With respect to the Acquiring Fund, all purchase requests received in good order by the Acquiring Fund’s transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Fund shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D.

Similarly, with respect to the Target Fund, the Target Fund must receive an order in good form before the close of trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for an investor to receive that day’s closing NAV per share. Orders in “good form” must include all applicable information to process a transaction including the shareholder’s name and account number. If the Fund receives an order after the close of trading on the NYSE, an investor will receive the next trading day’s closing NAV per share.

Each account application (an “Account Application”) to purchase Acquiring Fund shares is subject to acceptance by the Acquiring Fund and is not binding until so accepted. The Acquiring Fund reserves the right to reject any purchase order if, in its discretion, it is in the Acquiring Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Fund. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Acquiring Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Fund or the Transfer Agent.

The minimum investment amounts for the Funds are as follows:

Minimum Investment Amounts
Target Fund		Acquiring Fund

		Institutional Shares
Individual/Joint/Trust/Corp./Other Accounts	$2,500	Regular Account	$100,000
Individual Retirement Account	$1,000	Individual Retirement Account	$25,000
Additional Investments (all accounts)	$100	Additional Investments (all accounts)	$100
For a discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Purchase of Fund Shares” and “Redemption of Fund Shares” in the Target Fund Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement/Prospectus.
BOARD CONSIDERATIONS
The Greenspring Fund Board considered the proposed Reorganization and reviewed information and materials regarding the Reorganization presented or prepared by, among others, Corbyn at a meeting held on May 4, 2023. The Directors considered the following matters, among others, in unanimously approving the proposal:

The Directors reviewed the terms of the Plan, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. The Directors considered that, if the Reorganization is approved, the Acquiring Fund’s gross and net expense ratio (as estimated by Cromwell) is expected to be the same as the Target Fund, but provides the Acquiring Fund the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that are advised by Cromwell. The Directors considered that if the Reorganization is consummated, overall responsibility for investment management, administration and shareholder servicing, which is currently performed by Corbyn for the Target Fund, would be the responsibility of Cromwell for the Acquiring Fund, and Corbyn, the current investment adviser to the Target Fund, who
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would be the sub-adviser to the Acquiring Fund. The Directors noted that, after the Reorganization, Cromwell, as investment manager, and Corbyn, as sub-adviser, to the Acquiring Fund would be expected to provide a comparable level of portfolio management services to the Acquiring Fund and shareholders as are currently being provided by Corbyn to the Target Fund. They further noted that the Reorganization would allow shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel that currently manage the Target Fund.

The Directors discussed the ability of Cromwell and Corbyn to provide quality services with opportunities for economies of scale due to the marketing and infrastructure of TFS. The Directors noted that Cromwell is a newly organized investment adviser and considered the industry experience and resources that the founder of Cromwell and its related entities bring to Cromwell. The Directors considered the performance record of the Target Fund and Corbyn and the portfolio characteristics of the Target Fund highlighting that the Target Fund will be the accounting survivor after the Reorganization. In that regard, the Directors noted that Corbyn and Cromwell believe that the operational efficiencies anticipated as a result of the Reorganization may lead to a decrease in the Acquiring Fund’s operating expense ratio over time.

The Directors also took into account possible alternatives to the Reorganization, including other possible mergers, but considered Corbyn’s belief that the Reorganization would be beneficial to the Target Fund’s shareholders.

The Directors noted that shareholders of the Target Fund will not pay any expenses related to the Reorganization, and that Corbyn and Cromwell will bear the expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials. The Directors further discussed the fact that, under the Plan, the Acquiring Fund would assume all of the liabilities of the Target Fund. The Directors considered that the Reorganization is not expected to result in taxable income or gain or other adverse U.S. federal tax consequences to shareholders.

The Directors reviewed information regarding comparative expense ratios of the Target Fund and the Acquiring Fund. The Directors noted that Cromwell has agreed to waive its management fees and/or reimburse the Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, and other class-specific expenses) do not exceed 1.21% of average daily net assets for the Institutional Class, through at least August 14, 2025.

The Directors reviewed the investment objectives, policies, and investment restrictions of both the Target Fund and the Acquiring Fund, discussed certain aspects of each in detail, and concluded that the Acquiring Fund will have a similar investment objective and similar principal investment strategies as the Target Fund. The Directors also considered that unlike the Target Fund, the Acquiring Fund has neither (1) a secondary investment objective of obtaining income, nor (2) a principal investment strategy of investing in fixed income securities. The Directors further discussed that the Target Fund and the Acquiring Fund will have similar fundamental investment restrictions.

The Directors, including the directors who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of Greenspring Fund (the “Greenspring Fund Independent Directors”) reviewed the proposed Reorganization and based upon their evaluation of the relevant information presented to them and considerations described above but without identifying any single factor as all important or controlling, and in light of their fiduciary duties under federal and state law, the Greenspring Fund Board, including the Greenspring Fund Independent Directors, concluded that, pursuant to Rule 17a-8 under the 1940 Act, participation in the Reorganization would be in the best interests of the Target Fund, and that the interests of existing shareholders in the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

At the May 4, 2023 meeting, the Directors, including the Greenspring Fund Independent Directors voting separately, unanimously approved the proposed Reorganization.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. Corbyn, the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, Cromwell will serve as the investment adviser to the Acquiring Fund and Corbyn, the current investment adviser to the Target Fund, will serve as the sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. Corbyn’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. Corbyn
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believes that the Reorganization has the potential to benefit the Target Fund’s shareholders by (1) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (2) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of Corbyn, the Greenspring Fund Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.
Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.
The Plan
The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, whether known or unknown at the Valuation Time (as defined in the Plan). The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the Target Fund at the Valuation Time. As soon as is reasonably practicable after the Closing (as defined in the Plan), the Target Fund will distribute the Acquiring Fund shares to the Target Fund’s shareholders of record in accordance with their respective interests in the Target Fund determined as of the Valuation Time by TFS’ transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in aggregate net asset value to such shareholder’s holdings in the Target Fund at the Valuation Time. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the TFS Board and described in the Acquiring Fund Prospectus and the Acquiring Fund SAI. Corbyn and Cromwell will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Stradley, Ronon, Stevens & Young LLP, counsel to TFS, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below) which receipt is a non-waivable condition of the Reorganization. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about August 14, 2023, or another date agreed to by Greenspring Fund and TFS. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of Greenspring Fund and TFS, on behalf of the Acquiring Fund.
Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target
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Fund shareholders are exchanged for Acquiring Fund shares pursuant to the Reorganization, it is expected that Target Fund shareholders will recognize no gain or loss on the exchange, and that Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange.
If, as expected, the Reorganization is tax-free, the tax attributes of the Target Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. At any time up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.
As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Stradley, Ronon, Stevens & Young LLP substantially to the effect that with respect to the Reorganization, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganization in accordance with the Plan, for federal income tax purposes:

1.the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Plan, in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

3.pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

4.pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Plan;

5.pursuant to Section 362(b) of the Code, the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

6.pursuant to Section 1223(2) of the Code, the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

7.pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund shares (including fractional shares to which they may be entitled);

8.pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

9.pursuant to Section 1223(l) of the Code, the holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the exchange; and

10.for purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if
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there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations promulgated thereunder.
Notwithstanding anything to the contrary in the Plan, no opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares it received.
The Target Fund may sell portfolio securities in connection with the Reorganization, particularly with respect to the fixed income holdings which comprised 8% of the portfolio as of May 31, 2023. In the event the Target Fund sells any portfolio securities in connection with the Reorganization, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Fund’s portfolio in connection with the Reorganization will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). The brokerage costs of repositioning the portfolio are expected to be negligible, approximately $10,000 to $25,000 or $0.002 to $0.005 per share, subject to market conditions. The potential long-term capital gains impact of repositioning the portfolio is estimated to be approximately $500,000 to $2,500,000 or $0.096 to $0.480 per share (0.5% to 2% of the Fund’s net asset value based on shares outstanding as of June 15, 2023), subject to market conditions.
Description of the Acquiring Fund’s Shares
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Fund as of June 16, 2023 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Class I Shares	Pro Forma adjustments	Combined Fund Institutional Class Shares (pro forma)
Net Assets	$120,983,513	0	$120,983,513
Shares Outstanding	5,203,181	0	5,203,181
Net Asset Value per Share	$23.25	0	$23.25

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ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Fund, see “Organization” in the Target Fund SAI, which is available upon request. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About The Trust” in the N-14 SAI which is incorporated by reference into this Proxy Statement/Prospectus.
Comparison of Rights of the Funds’ Shareholders
The Target Fund is a Maryland corporation. The Acquiring Fund is a series of TFS, which is a Delaware statutory trust. The Target Fund is governed by the Articles of Incorporation dated October 21, 1982, as amended (“Target Fund’s Articles”), its by-laws and Maryland law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated October 5, 2021 (the “Acquiring Fund’s Declaration of Trust”), its by-laws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The directors of the Target Fund and the trustees of the Acquiring Fund each have the power to issue shares without shareholder approval.

The Target Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares of the Target Fund are of the same class, with equal rights and privileges. Each share is entitled to one vote (fractional shares are not entitled to vote) and participates equally in dividends and other distributions declared. The Fund’s shares have non-cumulative voting rights. The Fund’s shares are transferable, and have no preemptive, conversion, or exchange rights. Upon liquidation of the Target Fund, shareholders are entitled to share pro rata in the net assets of the Target Fund available for distribution to such shareholders.

The Acquiring Fund may issue an unlimited amount of shares. Each share of TFS has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of the Acquiring Fund are transferable will not have preemptive rights or cumulative voting rights,

For a description of other significant attributes of shares of the Target Fund, see “Pricing of Fund Shares” in the Target Fund Prospectus which is incorporated by reference herein and “Purchase and Redemption of Shares and Net Asset Value Per Share” in the Target Fund SAI, which is available upon request.

Shareholder Meetings. The Target Fund is not required to hold an annual meeting in any year in which none of the following is required to be acted on by shareholders under the 1940 Act: (1) election of Directors; (2) approval of the investment advisory agreement; (3) ratification of the selection of independent public accountants; (4) approval of a distribution agreement; and (5) any other matters required under the 1940 Act and the rules and regulations thereunder to be submitted to shareholders for their consideration and approval. Any annual meeting of shareholders shall be held at such time and place as shall be designated from time to time by the Greenspring Board; provided, that, if the 1940 Act requires the Target Fund to hold a meeting of shareholders to elect directors, the meeting shall, unless otherwise required by the 1940 Act, be held no later than 120 days after the occurrence of the event requiring the meeting. Any business of the Target Fund may be transacted at the annual meeting without being specifically designated in the notice, except such business as is specifically required by statute to be stated in the notice. Special meetings of the shareholders, unless otherwise prescribed by law, may be called at any time by the Greenspring Fund Board or the President for any purpose or purposes whatsoever and shall be called by the Secretary upon the written request of shareholders entitled to cast not less than 25% percent of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on, and the shareholders requesting the meeting shall have paid to the Target Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding 12 months.

The Acquiring Fund’s by-laws provide that there shall be no annual shareholders’ meetings except as required by law. Special meetings of the shareholders of TFS or of the Acquiring Fund or class may be called at anytime by a majority of the trustees or by the Chairman, the President, or the Secretary for the purpose of taking action upon any matter requiring the vote or authority of the
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shareholders of TFS or of any series or class as provided in the by-laws or provided in the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the trustees or the President to be necessary or desirable. Meetings of the shareholders of TFS or of the Acquiring Fund or class may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least a majority of the outstanding shares of TFS entitled to vote at such meeting, provided that: (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to TFS the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. If the Secretary fails for more than 30 calendar days to call a special meeting, the trustees or the shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice. If the meeting is a meeting of Shareholders of any series or class, but not a meeting of all shareholders of TFS, then only a special meeting of shareholders of such series or class need be called and, in such case, only shareholders of such series or class shall be entitled to notice of and to vote at such meeting.

Quorum. The Acquiring Fund’s Declaration of Trust provides that, except as otherwise required by the 1940 Act or other applicable law, 33⅓% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum. The by-laws of the Target Fund provide that the holders of one-third (⅓) of the shares of stock of Greenspring Fund issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by statute or by the Target Fund’s Articles.

Vote Required. The by-laws of the Target Fund and the Declaration of Trust of the Acquiring Fund provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of directors/trustees.

Adjournment of Shareholder Meetings. The by-laws of the Target Fund provide that in the absence of a quorum, no business may be transacted, except the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat, until the holders of the requisite amount of shares of stock shall be so present. The Acquiring Fund’s Declaration of Trust provides that if a quorum is not present or represented at any meeting of the shareholders, the holders of a majority of the votes present or in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date.

Board Vacancies. The by-laws of the Target Fund provide that any vacancies in Greenspring Fund, subject to the provisions of the 1940 Act, whether arising from death, resignation, removal or any other cause, except an increase in the number of Directors, shall be filled by a vote of the majority of Greenspring Fund Directors then in office even though that majority is less than a quorum, provided that no vacancy or vacancies shall be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the shareholders of Greenspring Fund. A majority of the entire Board may fill a vacancy that results from an increase in the number of Directors. In the event that at any time less than a majority of the Directors holding office at that time were elected by the shareholders, a special meeting of the shareholders shall be held as promptly as possible and in any event within 60 days, for the purpose of filling the vacancy or vacancies. A Director elected by Greenspring Fund to fill a vacancy shall be elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualifies or until his or her earlier resignation or removal. Any Director elected by the shareholders to fill a vacancy shall hold office for the balance of the term of the Director whose death, resignation or removal occasioned the vacancy and until a successor has been elected and qualified or until his or her earlier resignation or removal.

The by-laws of the Acquiring Fund provide that subject to the requirements of Section 16(a) of the 1940 Act, the TFS Board, by action of a majority of the then acting Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only when or after the expected vacancy occurs and upon such Trustee accepting his or her appointment in writing.

Removal of Directors/Trustees by Shareholders. The by-laws of the Target Fund provide that, at any meeting called for the purpose, a Greenspring Fund Director may be removed by the affirmative vote of a majority of all votes entitled to be cast. The Acquiring Fund’s Declaration of Trust provides that any Trustee may be removed: (a) with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of TFS, or (b) with or without cause at any time by written instrument signed by at least two-thirds of the remaining trustees, specifying the date when such removal shall become effective.

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Personal Liability of Shareholders. The Acquiring Fund’s Declaration of Trust provides that shareholders will not be subject to personal liability for the obligations of a Fund and further provide that shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in the Declaration of Trust. The Target Fund’s governing instruments are silent with regard to whether shareholders would be subject to any personal liability. Under Maryland Law, a shareholder of a Maryland corporation who has fully paid the subscription price for the shareholder’s shares generally has no personal liability in excess of the value of the shareholder’s shares.

Amendments of Governing Instruments. The Target Fund’s by-laws may be amended or repealed by the affirmative vote of a majority of the Greenspring Fund Board at any regular or special meeting of the Greenspring Fund Board. The by-laws and any amendments thereto may be amended, altered or repealed by the Target Fund’s shareholders at any meeting of the stockholders, provided that the notice of such meeting shall have specified or summarized the proposed amendment, alteration or repeal. The Trustees of TFS may, without shareholder vote, restate, amend, or otherwise supplement the Declaration of Trust. Shareholders shall have the right to vote on: (i) any amendment that would affect certain specified rights to vote; (ii) any amendment to the provision relating to amendments; (iii) any amendment that may require their vote under applicable law or by TFS’ registration statement, as filed with the SEC; and (iv) any amendment submitted to them for their vote by the Trustees. The Acquiring Fund’s by-laws may be restated, amended, supplemented or repealed (except as otherwise provided by applicable law or by the Declaration of Trust) solely by a majority vote of the trustees (and not by a vote of the shareholders), provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to any acts or omissions of Trustees, officers or agents of TFS prior to such amendment

Indemnification. The Target Fund’s by-laws provides that the Target Fund shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Target Fund as Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent provided and allowed by Section 2-418 of the Target Funds and Associations Article of the Annotated Code of Maryland, as amended from time to time or any other applicable provision of law. Notwithstanding the foregoing, no Director, officer, investment adviser or principal underwriter of the Target Fund shall be indemnified in violation of Section 17(h) and (i) of the 1940 Act. Employees and agents who are not officers or Directors of the Target Fund may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Greenspring Fund Board or by contract subject to any limitations imposed by the 1940 Act. The by-laws of the Target Fund state that at the request of any person claiming indemnification under the Target Fund’s Articles, the Target Fund shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by the Target Fund’s Articles have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of disinterested non-party Directors or (ii) an independent legal counsel in a written opinion.

The Acquiring Fund’s Declaration of Trust provides that if any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of a claim or demand relating to such person being or having been a shareholder, and not because of such person’s acts or omissions, the shareholder or former shareholder (or such person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular series of shares of which such person is or was a shareholder and from or in relation to which such liability arose. In addition, the Declaration of Trust provides that (i) every person who is, has been, or becomes a Trustee or officer of TFS shall be indemnified by TFS to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof; (ii) every person who is, has been, or becomes an agent of TFS may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons under the 1940 Act of TFS), be indemnified by TFS, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof; (iii) every person who is serving or has served at the request of TFS as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of TFS), be indemnified by TFS, to the fullest extent
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permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof. No indemnification shall be provided hereunder to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to TFS or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of TFS.

Derivative Actions. The governing instruments of the Target Fund is silent regarding derivative actions. The Declaration of Trust of the Acquiring Fund state that a shareholder may only bring a derivative action if (i) the complaining shareholder was a shareholder of TFS or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of TFS or the affected series or class, as applicable, as of the time of the demand; and (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the TFS Board requesting that they cause TFS or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse TFS for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of TFS, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse TFS for the expense of any advisors retained by the TFS Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws. If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of TFS or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). TFS will inform the complaining shareholders of any decision reached within five business days of reaching its decision.

Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Pricing of Fund Shares” in the Target Fund Prospectus and “Determination of NAV” in Appendix D attached to this Proxy Statement/Prospectus.
Distributions and Taxes
The Target Fund normally declares and pays out dividends annually. The Acquiring Fund intends to pay out dividends annually in December. The Target Fund normally declares and pays out net realized capital gain distributions at least annually, and the Acquiring Fund intends to distribute any net realized capital gains to its shareholders at least annually in December. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after the Fund’s fiscal year-end to comply with applicable law. With respect to the Acquiring Fund, all distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Other Distributions, and Taxes” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Proxy Statement/Prospectus.
Comparison of Portfolio Holdings Information
Information about the Target Fund’s portfolio holdings is available at www.greenspringfund.com. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund SAI, which is available upon request. Information about the Acquiring Fund’s portfolio holdings will be available at www.thecromwellfunds.com.
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In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the N-14 SAI which is incorporated by reference into this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Redemption of Fund Shares” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement/Prospectus.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies (including, in the case of the Target Fund, Corbyn, and Quasar Distributors) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about the Target Fund, see “Financial Highlights of the Target Fund” which is appended to this Proxy Statement/Prospectus as Appendix B.
VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Fund by the Greenspring Fund Board for the Special Meeting to be held on August 7, 2023, at the principal offices of Greenspring Fund located at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093 at 3:00 p.m. Eastern Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Target Fund has fixed the close of business on June 16, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was 5,203,181.800. Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement/Prospectus. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.
HOW TO VOTE
You can vote your shares “in person” at the Special Meeting or by mail, by the internet, and by automated touch tone telephone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.
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The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch Tone Telephone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting at the Special Meeting.
PROXIES
All proxies solicited by the Greenspring Fund Board that are properly executed and received by the Target Fund prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
The holders of one-third (1/3) of the shares of the Target Fund issued and outstanding and entitled to vote present “in person” or by proxy constitute a quorum for the transaction of business with respect to the Target Fund. If a quorum of shareholders of the Target Fund is not present or by proxy at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement/Prospectus are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.
EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
Abstentions and broker non-votes do not represent votes cast for a proposal and will not be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities” of the Target Fund is required to approve the proposal, abstentions and broker non-votes will have the effect of a vote against a proposal. However, there are unlikely to be any “broker non-votes” at the Special Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Special Meeting.

SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Morrow Sodali Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $17,500, exclusive of printing costs. Corbyn and Cromwell will bear the expenses relating to the Reorganization, including the costs of retaining Morrow Sodali Fund Solutions. The expenses relating to the Reorganization are estimated to be approximately $150,000.
Proxy Statement/Prospectus     Page 26

OTHER INFORMATION
OTHER BUSINESS
The Greenspring Fund Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Greenspring Fund Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of Greenspring Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Stradley, Ronon, Stevens & Young LLP.
Proxy Statement/Prospectus     Page 27

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [ ], 2023, by and between Total Fund Solution, a Delaware statutory trust (“TFS”), on behalf of its new series, the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”), and Greenspring Fund, Inc., a Maryland corporation (the “Target Fund” and, together with the Acquiring Fund, the “Funds”). Other than the Acquiring Fund and the Target Fund, no other series of either TFS or the Target Fund are subject to this Agreement. Corbyn Investment Management, Inc. (“Corbyn”), a corporation, organized under the laws of the State of Maryland, joins this Agreement solely for purposes of paragraphs 4.3, 5.14, and 8.2. Cromwell Investment Advisors, LLC (“Cromwell”), a limited liability company, organized under the laws of the State of Maryland, joins this agreement solely for purposes of paragraphs 4.4, 5.14, and 8.2.

WHEREAS, the reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares (collectively, the “Acquiring Fund Shares”) of beneficial interest having an aggregate net asset value equal to the value of the Target Fund’s net assets and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund, and the distribution of shares of the Acquiring Fund’s Institutional Class, received by the Target Fund to the shareholders of Target Fund in accordance with their respective interests in the Target Fund in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

WHEREAS, the Acquiring Fund will be a series of TFS, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of TFS created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the shareholders of the Target Fund will vote upon this plan of reorganization;

WHEREAS, the Board of Directors of the Target Fund, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Fund, has determined that (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) participation in the Reorganization will not dilute the interests of the existing shareholders of the Target Fund. The Board of Trustees of TFS, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of TFS, has determined that participation in the Reorganization is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, as of the Closing Date (as defined in paragraph 3.1), the Target Fund shall assign, deliver and otherwise transfer the Assets of the Target Fund to TFS, on behalf of the Acquiring Fund, and TFS shall assume the Liabilities of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, TFS, on behalf of the Acquiring Fund, shall deliver to the Target Fund, full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.
1.2Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time (as defined in paragraph 2.5), and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).
1.3Liabilities of the Target Fund. The Target Fund will discharge all of its liabilities and obligations to the extent possible prior to the Valuation Time, other than liabilities and obligations, which otherwise would be discharged at a later date in the ordinary course of business; any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser); and those liabilities incurred in the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities of the Target Fund, whether known or unknown at the Valuation Time (collectively, the “Liabilities”). Assumed liabilities shall include all of the corresponding Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Valuation Time, and whether specifically referred to in this Reorganization Agreement. The Acquiring Fund shall assume such liabilities and release the Target Fund from and against such liabilities.
1.4Distribution of Acquiring Fund Shares. As soon as is reasonably practicable after the Closing, the Target Fund, will distribute the Acquiring Fund Shares of the Acquiring Fund received from TFS pursuant to paragraph 1.1 to the record holders of shares of the Target Fund in accordance with their respective interests in the Target Fund determined as of the Valuation Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, the Target Fund will be terminated in accordance with the applicable laws of the State of Maryland and the Target Fund’s governing documents. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of corresponding share class of the Target Fund (the “Target Fund Shares”), as described below, owned by each such Target Fund Shareholder at the Valuation Time. Shares of the Target Fund will be exchanged for Institutional Class Shares of the Acquiring Fund. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.5Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.
1.6Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund for periods ending on or prior to the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund. The Acquiring Fund shall provide such assistance as the Target Fund may reasonably request in connection with the preparation and filing of such returns and other filings. For the avoidance of doubt, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.
1.7Termination. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents, the laws of the State of Maryland, and the federal securities laws as soon as practicable following the Closing and the distribution pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1Net Asset Value of the Target Fund. The net asset value of the Target Fund Shares shall be the net asset value computed as of the Valuation Time, using the valuation policies and procedures established by the Board of Directors of the Target Fund; provided, however, that such computation is consistent with the valuation policies and procedures of the Acquiring Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.
2.2Net Asset Value of the Acquiring Fund. The net asset value of the Institutional Class Shares of the Acquiring Fund shall be the same as the net asset value of the Shares of the Target Fund, all as computed in paragraph 2.1.
2.3Calculation of Number of Acquiring Fund Shares. The number of Institutional Class Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Shares of the Target Fund owned by Target Fund Shareholders at the Valuation Time, all as computed in paragraphs 2.1 and 2.2.
2.4Joint Direction of Calculation. All computations of value with respect to the Acquiring Fund shall be made by U.S. Bank Global Fund Services (“Fund Services”), in its capacity as accounting agent for the Target Fund and the Acquiring Fund, using the valuation methodologies set forth in the then-current prospectus for the Target Fund. Such computations shall be evaluated by Corbyn, in its capacity as investment adviser for the Target Fund, and Cromwell, the adviser to the Acquiring Fund. If requested by either the Target Fund or the Acquiring Fund, such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s fund accountant and independent registered public accounting firm.
2.5Valuation Time. The Valuation Time shall be the time at which the Target Fund calculates its net asset value as set forth in its prospectus (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) or such earlier or later time and day as to which an authorized officer or each of the parties may agree in writing (the “Valuation Time”).

ARTICLE III

CLOSING

3.1Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Fund Services, 777 E. Wisconsin Ave., Milwaukee, Wisconsin 53202 on or about [ ], 2023, or at such other place and/or on such other date as to which an authorized officer of each of the parties may agree in writing (the “Closing Date”). Unless otherwise provided herein, all acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the open of regular trading on the NYSE on the Closing Date unless otherwise agreed to in writing by the parties.
3.2Transfer and Delivery of Assets. The Target Fund shall direct its custodian (the “Target Custodian”), to deliver, on the Closing Date, or as soon as practicable thereafter, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund on the Closing Date. The Acquiring Fund shall be responsible for paying all necessary transfer taxes in connection with the Delivery of the Assets, including, but not limited to, all applicable Federal, state and foreign stock transfer stamps, if any. The Target Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by the Target Custodian to those persons at custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Valuation Time, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Custodian shall deliver to those persons at the Acquiring Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Target Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer or other form of immediately available funds for the account of the Acquiring Fund on the Closing Date. To the extent that any of the Target Fund’s Assets are for any reason not transferred on the Closing, the Target Fund shall cause its Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.
3.3Share Records. The Target Fund shall direct its transfer agent (the “Target Transfer Agent”), to deliver to TFS at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, share class and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund on the Closing Date (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund on the Closing Date, or provide other evidence satisfactory to the Target Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.
3.4Postponement of Valuation Time. In the event that at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of TFS or the Target Fund, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1Representations and Warranties of the Target Fund. The Target Fund, on behalf of itself, represents and warrants to TFS, on behalf of the Acquiring Fund, as follows:

(a)The Target Fund is a duly organized corporation, which is validly existing and in good standing under the laws of the State of Maryland, with power under the Target Fund’s Articles of Incorporation and By-Laws, as amended from time to time (together, the “Target Fund’s Governing Documents”), to own all of its properties and assets and to carry on its business as it is presently conducted and to enter into this Agreement and perform its obligations hereunder.

(b)The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(e)On the Closing Date, the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, TFS, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)The Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of the Target Fund’s Governing Documents, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund, is a party or by which it is bound.

(g)All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Closing Date.

(h)Except as otherwise disclosed to and accepted by TFS, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Fund’s knowledge, threatened in writing against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated and, to the best knowledge of the Target Fund, there is currently no formal or informal investigation or action that reasonably could lead to such a result.

(i)The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for the Target Fund’s fiscal year ended December 31, 2022 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j)Since December 31, 2022, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, distributions of net investment income and net realized capital gains, changes in portfolio securities, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)On the Closing Date, all Returns (defined below) of the Target Fund for Tax periods ending on or before the Closing Date, if any, required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund for Tax periods ending on or before the Closing Date, if any, shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment, as reflected in writing, has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its Assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Returns); and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), in the nature of a tax together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(l)For each taxable year since commencement of the Target Fund’s operation (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing, subject in each case to the Acquiring Fund’s satisfaction of all remaining requirements for such year), the Target Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has elected to be treated as such (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any taxable year ended before the Closing Date. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year into which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(m)All issued and outstanding shares of the Target Fund are duly authorized, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and have been offered and sold in every state and the District of Columbia, as applicable, in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding as of the Closing Date.

(n)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(p)The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Target Fund, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund, Cromwell or Corbyn for use therein.

(q)For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Corbyn has been properly approved by the Target Fund’s Board of Directors pursuant to Section 15(c) of the 1940 Act.

(r)All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(s)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(t)The Target Fund does not have any unamortized or unpaid organizational fees or expenses. There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(u)The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date.

(v)No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187 (“Reorganization Expenses”)), and no cash or property other than the Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4.2Representations and Warranties of TFS. TFS, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a)The Acquiring Fund is a duly established series of TFS, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, and to enter into this Agreement and perform its obligations hereunder.

(b)TFS will be registered with the Commission as an open-end management investment company under the 1940 Act as of the Closing Date, and the registration of the Acquiring Fund’s Shares under the 1933 Act shall be in full force and effect prior to the Closing Date, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(c)No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TFS on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)As of the Closing Date, the prospectus, statement of additional information, marketing and other related materials of the Acquiring Fund to be used in connection with the Reorganization and included in the Proxy Statement/Prospectus conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e)At the Closing Date, TFS, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f)TFS, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)Except as otherwise disclosed to and accepted by the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TFS’s knowledge, threatened in writing against TFS or the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. TFS, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated and, to the best knowledge of the Acquiring Fund or TFS, there is currently no formal or informal investigation or action that reasonably could lead to such a result.

(h)The Acquiring Fund will not have had any assets (except amounts necessary for its formation or registration) and no liabilities or investment operations at any time prior to the Closing. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing. As of the time immediately following the Closing, the Target Fund’s Shareholders will own all of the outstanding Acquiring Fund shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(i)The Acquiring Fund shares to be issued and delivered to the Target Fund, for the account of the Target Fund’s Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, will be fully paid and non-assessable by TFS, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(j)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of TFS, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations thereunder applicable thereto.

(l)The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund, Cromwell or Corbyn for use therein.

(m)Prior to the Closing Date, the Board of Trustees and officers of TFS shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, that the Acquiring Fund’s Investment Advisory Agreement with Cromwell will have been properly approved by the Board of Trustees of TFS pursuant to Section 15(c) of the 1940 Act. TFS has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Closing Date, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund.

(n)All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.

(o)The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal income tax purposes, (iii) has not filed any income tax return, (iv) intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year, which includes the Closing Date, (v) holds and has held no property and has and has had no Tax attributes, and (vi) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no, and will have no, earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(p)Neither TFS nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(q)No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization.

4.3Representations and Warranties of Corbyn. Corbyn represents and warrants to TFS, on behalf of the Acquiring Fund, and to the Target Fund, as follows:

(a)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Corbyn, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Corbyn, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(b)All information provided or identified in writing by Corbyn to TFS or the Acquiring Fund in response to formal due diligence requests relating to Corbyn or the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Corbyn or the operation of the Target Fund as of the date hereof.

(c)Corbyn has reviewed the representations and warranties of the Target Fund set forth in Article IV of this Agreement and, to the knowledge of such party, each such representation and warranty is true and correct as of the Closing Date.

4.4Representations and Warranties of Cromwell. Cromwell represents and warrants to TFS, on behalf of the Acquiring Fund, and to the Target Fund, as follows:

(a)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Cromwell, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Cromwell, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(b)All information provided or identified in writing by Cromwell to the Target Fund in response to formal due diligence requests relating to Cromwell or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Cromwell or the operation of the Acquiring Fund as of the date hereof.

(c)Cromwell has reviewed the representations and warranties of TFS set forth in Article IV of this Agreement and, to the knowledge of such party, each such representation and warranty is true and correct as of the Closing Date.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2Form N-14 Registration Statement. TFS shall file a registration statement on Form N-14 (“Registration Statement”) with the Commission and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.
5.3Mailing of Proxy Statement/Prospectus. TFS shall mail to each shareholder of record of the Target Fund entitled to vote at the meeting of the Target Fund’s shareholders at which action on the Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement/prospectus that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Proxy Statement/Prospectus”).
5.4Meeting of Shareholders. The Target Fund will call a meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.5No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.6Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.
5.7Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.8Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement/Prospectus in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization.
5.9Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.10Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.
5.11Other Instruments. TFS, on behalf of the Acquiring Fund, and the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) TFS’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
5.12Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

5.13Qualification as a “Regulated Investment Company.” The Acquiring Fund upon filing its federal income tax return at the completion of its taxable year after the Closing Date, will continue the election that the Target Fund made to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.
5.14Confidentiality.
(a)TFS, the Acquiring Fund, the Target Fund, Corbyn and Cromwell (“Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI

CONDITIONS PRECEDENT

6.1Conditions Precedent to Obligations of the Target Fund. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

(a)All representations, covenants and warranties of TFS, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

(b)TFS, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of TFS, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund may reasonably request.

(c)TFS, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by TFS, on behalf of the Acquiring Fund, on or before the Closing Date.

(d)The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)That TFS, on behalf of the Acquiring Fund, will have executed and delivered to the Target Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(f)That all proceedings taken by or on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to the Target Fund with the advice of K&L Gates LLP.

(g)The Target Fund shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, (“Stradley Ronon”) counsel to TFS, dated as of the Closing Date and in a form satisfactory to the Target Fund with the advice of K&L Gates LLP, covering the following points:

(1)TFS is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered open-end management investment company;

(2)This Agreement has been duly authorized, executed and delivered by TFS, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of TFS, on behalf of the Acquiring Fund, enforceable against TFS in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by TFS and no Acquiring Fund Shareholder has any preemptive rights to subscription or purchase in respect thereof;

(4)The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TFS’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TFS is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TFS is a party or by which it is bound;

(5)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required to be obtained by TFS in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940  Act;

(6)TFS is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and to such counsel’s knowledge, its registration with the Commission is in full force and effect prior to Closing;

(7)To the knowledge of such counsel, and except as otherwise disclosed to the Target Fund pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing as to TFS or the Acquiring Fund and neither TFS nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business; and

6.2Conditions Precedent to Obligations of TFS. The obligations of TFS, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at TFS election, to the following conditions:

(a)All representations, covenants and warranties of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

(b)The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Valuation Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Target Fund.

(c)The Target Fund shall have delivered as of the Closing Date or as soon as reasonably practicable thereafter to the Acquiring Fund all books, records, financial statements and any related notes or other supporting statements, including FASB ASC 740-10 (formerly FIN 48) work papers, pertaining to tax compliance matters of the Target Fund and in the Target Fund’s possession, relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations.

(d)The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TFS may reasonably request.

(e)The Target Fund shall have performed all of the covenants and complied with all of the provisions, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Date.

(f)The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(g)TFS shall have received on the Closing Date the opinion of K&L Gates LLP, counsel to the Target Fund, dated as of the Closing Date and in a form satisfactory to the Acquiring Fund with the advice of Stradley Ronon covering the following points:

(1)The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of the Target Fund’s properties and assets and to carry on its business;

(2)This Agreement has been duly authorized, executed and delivered by the Target Fund and assuming due authorization, execution and delivery of this Agreement by TFS on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;
(3)The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Target Fund’s Governing Documents or any provision of any agreement (known to such counsel) to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Target Fund is a party or by which it is bound;
(4)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required to be obtained by the Target Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940  Act;
(5)The Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect prior to Closing; and
(6)To the knowledge of such counsel, and except as otherwise disclosed to the TFS pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing as to the Target Fund and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.
(h)In connection with the opinions contemplated by Section 6.2(g), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Fund.

6.3Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Closing Date, TFS, on behalf of the Acquiring Fund, or the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)This Agreement and the transactions contemplated herein shall have been approved by (i) the Trustees of the Target Fund; (ii) the Trustees of the Acquiring Fund; and (iii) the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s Governing Documents, applicable Maryland law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing the approval in section (iii) of this paragraph shall have been delivered to the

Acquiring Fund. Notwithstanding anything herein to the contrary, TFS, on behalf of the Acquiring Fund, and the Target Fund, may not waive the conditions set forth in this paragraph 6.3(a).

(b)On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of TFS or the Target Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TFS and the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.
(d)The Registration Statement, including the Proxy Statement/Prospectus, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(f)TFS, on behalf of the Acquiring Fund, and the Target Fund, shall each have received an opinion of Stradley Ronon Stevens & Young, LLP, in a form acceptable to the Target Fund with the advice of K&L Gates LLP, as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares pro rata in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

(3)Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

(4)Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Agreement.

(5)Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the Reorganization.

(6)Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund.

(7)Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

(8)Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor.

(9)Pursuant to Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange.

(10)For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

The delivery of such opinion is conditioned upon receipt by Stradley Ronon Stevens & Young, LLP of representations it shall request of TFS, on behalf of the Acquiring Fund, and the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(g)The Target Custodian shall have delivered such certificate(s) or other documents as set forth in paragraph 3.2.

(h)The Target Transfer Agent shall have delivered to TFS a certificate of its authorized officer as set forth in paragraph 3.3.

(i)The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

(j)Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1Indemnification by TFS. TFS, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund and each of its directors, officers, employees and agents (the “Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TFS or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its directors, officers or agents.
7.2Indemnification by the Target Fund. Solely out of its assets and property, the Target Fund agrees to indemnify and hold harmless TFS and each of its trustees, officers, employees and agents and the Acquiring Fund (the “TFS Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TFS Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of TFS or its trustees, officers or agents or the Acquiring Fund.
7.3Liability of the Target Fund. The Acquiring Fund understands and agrees that the obligations of the Target Fund, on behalf of the Target Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Target Fund on behalf of the Target Fund personally, but bind only the Target Fund on behalf of the Target Fund and the Target Fund’s property. Moreover, all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. A copy of the Target Fund’s Articles of Incorporation is on file with the Secretary of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of the Target Fund as Directors and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Directors or shareholders individually but are binding only upon the assets and property of the Target Fund. The Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of the Target Fund disclaiming shareholder and trustee liability for acts or obligations of the Target Fund.
7.4Liability of TFS. The Target Fund understands and agrees that the obligations of TFS, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TFS on behalf of TFS personally, but bind only TFS on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of TFS other than the Acquiring Fund shall be responsible for the obligations of TFS hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The Target Fund represents that it has notice of the provisions of the

Declaration of Trust of TFS disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
8.2Expenses of Reorganization. TFS, on behalf of the Acquiring Fund, and Target Fund will not bear any fees or expenses in connection with the transactions contemplated by this Agreement. The responsibility for payment of all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by this Agreement whether or not the transactions contemplated hereby are concluded, shall be allocated between Corbyn and Cromwell.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TFS, on behalf of the Acquiring Fund, or the Target Fund; provided, however, that following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval. Any amendment must be in a writing signed by the parties hereto to be bound by such amendment.
9.2Termination. This Agreement may be terminated at any time prior to the Closing Date by: (i) mutual agreement of TFS and the Target Fund; (ii) by either TFS or the Target Fund if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by TFS if any condition precedent to its obligations set forth herein has not been fulfilled or waived by TFS and reasonably appears that it will not or cannot be met; or (iv) by the Target Fund if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Fund and reasonably appears that it will not or cannot be met. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under paragraphs 7.1 and 7.2, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by electronic mail, by hand (including by FedEx or similar express courier), transmitted by facsimile, three days after being mailed by prepaid registered or certified mail, return receipt requested, or overnight delivery addressed as follows:

If to TFS:
Total Fund Solution
c/o U.S. Bank Global Fund Services 2020 E. Financial Way, Suite 100
Glendora, CA 91741
Attention: Elaine Richards Telephone: (626) 914-7363
Email: elaine.richards@usbank.com

With copies (which shall not constitute notice) to:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Attention: Fabio Battaglia, III
Telephone: (215) 564-8077
Email: fbattaglia@stradley.com

If to Corbyn:
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093-4641
Attention: Liz Swam
Telephone No.: 410-832-5500
Email: easwam@greenspringfund.com

With a copy (which shall not constitute notice) to:
K&L Gates LLP
Attn: Richard F. Kerr
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Telephone No.: (617) 261-3166
Email: Richard.f.Kerr@klgates.co

If to Cromwell:
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286
Attention: Brian C. Nelson, President
Telephone No.: (443) 279-2008
Email: bnelson@thecromwellfunds.com

ARTICLE XI

MISCELLANEOUS

11.1Entire Agreement. The Target Fund and TFS agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1 and 7.2, shall survive the Closing.
11.3Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
11.5Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.6Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement. An electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as it executed in the original by such officer.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [ ] day of [ ], 2023.

GREENSPRING FUND, INC.	TOTAL FUND SOLUTION on behalf of its series, Cromwell Greenspring Mid Cap Fund
By:	By:
Name: Charles vK. Carlson	Name: Michael J. Weckwerth
Title: President	Title: President

Solely for purposes of paragraphs 4.3, 5.14, and 8.2 CORBYN INVESTMENT MANAGEMENT, INC.	Solely for purposes of paragraphs 4.4, 5.14, and 8.2. CROMWELL INVESTMENT ADVISORS, LLC
By:	By:
Name: Charles vK. Carlson	Name: Brian C. Nelson
Title: President	Title: President

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND
If the Reorganization is approved by Target Fund shareholders and consummated, the Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five fiscal years and are included in the Target Fund’s prospectus which is incorporated herein by reference. This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Target Fund’s Annual Report for the fiscal period ended December 31, 2022. Copies of the Target Fund’s most recent annual report are available free of charge upon request and on the Fund’s website at www.greenspringfunds.com.

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.27	$22.36	$22.13	$19.77	$24.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.10	0.30	0.30	0.40
Net realized and unrealized gain (loss) on investments	(2.55)	5.83	0.47	3.80	(2.78)
Total from investment operations	(2.29)	5.93	0.77	4.10	(2.38)
LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.11)	(0.33)	(0.35)	(0.39)
From net realized gain	(1.51)	(1.91)	(0.21)	(1.39)	(1.79)
Total distributions	(1.79)	(2.02)	(0.54)	(1.74)	(2.18)
Net asset value, end of year	$22.19	$26.27	$22.36	$22.13	$19.77
Total return	(8.67)%	26.83%	3.78%	20.86%	(10.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$135.9	$172.8	$138.7	$192.2	$203.6
Ratio of expenses to average net assets	1.09%	1.07%	1.12%	1.04%	1.01%
Ratio of net investment income to average net assets	1.06%	0.40%	1.45%	1.29%	1.60%
Portfolio turnover rate	11%	29%	31%	13%	30%
Appendix B-1

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Name/Address	Percentage of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	20.59%	Record

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Fund Dept., 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	20.06%	Record
As of the Record Date, the officers and directors of Greenspring Fund, as a group, owned, directly or indirectly, 6.3% of the outstanding shares of the Target Fund.
Appendix C-1

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Below is information about the manner in which the Acquiring Fund (referred to as the “Fund” throughout Appendix D) offers shares. Note that shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund.
Choosing a Share Class

Below is information about the manner in which the Fund offers shares.

The Fund offers Investor Class shares and Institutional Class shares. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial professional.

	Investor Class	Institutional Class
Initial sales charge	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None	None
Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	None
Conversion feature(1)	Yes	Yes
Purchase maximum	None	None
(1)See the section titled “Shareholder Information - Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class and the impact such conversion may have on the fees and expenses of your shares.

Investor Class Shares. Investor Class shares of the Fund are retail shares that are subject to a Rule 12b‑1 distribution fee of 0.25% on an annual basis. Investment minimums may be waived for wrap fee programs.

Institutional Class Shares. Institutional Class shares of the Fund are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than the Fund’s Investor Class shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•existing Institutional Class shareholders;
•Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund, the Adviser, and the Sub-Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
Share Price
The price of a Fund’s shares is the Fund’s NAV. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV for the Fund is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Appendix D-1

Each equity security owned by the Fund, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the latest sales price on the “composite market” for the day such security is being valued, if deemed appropriate by the Adviser, who is designated by the Board to be the “valuation designee.” The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures adopted by the Adviser. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

Purchase of Fund Shares
All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.
Appendix D-2

Minimum Investment Amounts	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100
The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.
Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•the name of the Fund and share class;
•the dollar amount of shares to be purchased;
•your account application or, for subsequent investments, an investment stub; and
•a check payable to Cromwell Greenspring Mid Cap Fund.

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to Cromwell Greenspring Mid Cap Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Appendix D-3

Regular Mail	Overnight
Cromwell Greenspring Mid Cap Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Cromwell Greenspring Mid Cap Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Fund reserves the right to reject any application.

Purchase by Wire Transfer. If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Cromwell Greenspring Mid Cap Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)
Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any
Appendix D-4

time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Fund’s fee table or expense examples.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).
Appendix D-5

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;
•the share or dollar amount to be redeemed; and
•the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to
Appendix D-6

fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect the Fund.
Redemption in-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Fund, has reserved the right for the Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.
Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund redeems shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Fund may also redeem in-kind using individual securities as circumstances dictate.
Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Cromwell Greenspring Mid Cap Fund	Cromwell Greenspring Mid Cap Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202
Appendix D-7

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $100,000 or less by instructing the Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). The Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. The Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.
Converting Shares
Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Fund expects all share class conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investors who hold Institutional Class shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.
Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Sub-Adviser determines that current market prices are not
Appendix D-8

readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance or whether the shareholder has conducted four round trip transactions within a 12-month period.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it may not be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above. Neither the Fund nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call-waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE. The Fund is not responsible for delays due to communications or transmission outages, subject to applicable law.

Appendix D-9

Neither the Fund nor any of its service providers is liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine, subject to applicable law. To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•that you correctly state your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

Policies of Authorized Intermediaries. An Authorized Intermediary or its designee may establish policies that differ from those of the Fund. For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-855-625-7333 to request individual copies of documents; if your shares are held through a Financial Intermediary, please contact them directly. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-625-7333 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts held by the Transfer Agent will be charged a $15 annual maintenance fee.

Distributions and Taxes
Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems a distribution to be desirable at other times during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

Appendix D-10

If you wish to change your distribution option, write to or call the Transfer Agent or Financial Professional in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this
Appendix D-11

purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Appendix D-12

APPENDIX E - INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, & PRINCIPAL RISKS

Investment Objective
The Fund’s primary investment objective is long-term capital appreciation.

The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund primarily invests in equity securities its investment sub-adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. This 80% investment policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of May 31, 2023, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.4 billion to $69.2 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.4 billion to $17.1 billion. The companies in which the Fund may invest are those the Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, or the securities market in general. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Fund invests primarily in U.S.-listed companies.

The Fund uses a research-intensive style of analysis in which the Sub-Adviser searches the investment universe for securities which, based on its analysis, it believes are undervalued or inefficiently priced. As these securities become more “correctly” valued by the investment community, they may provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Sub-Adviser believes are significantly undervalued.

The Fund employs a fundamental “value” investing approach when selecting the securities it purchases. Value investing generally emphasizes securities of companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. The Fund’s equity investments are usually in stocks that trade at prices that the Sub-Adviser believes represent discounts relative to (1) historical valuations, (2) the market valuations of peers, and/or (3) the valuations of the market as a whole. In researching investments, the Sub-Adviser focuses on the following factors:

•Free cash flow. Free cash flow measures the cash-generating capability of a company by adding certain non-cash charges (e.g., depreciation and amortization) to earnings and subtracting recurring capital expenditures. A company’s free cash flow can be used to expand or finance operations. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, and/or dividend increases.
•Financial strength. Companies that are well-capitalized and whose management teams can focus on shareholder-enhancing opportunities are more likely to be successful investments than those that need to focus on managing balance sheet structure, liquidity and meeting debt obligations.
•Management capability. The Fund seeks to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.
•Industry and/or Company-Specific Catalysts. Investments in companies with certain tailwinds can drive fundamental improvement and shareholder value, independent of macroeconomic conditions.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments. For longer periods of time, the Fund may hold a substantial cash position. These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities. Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take. In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (“SAI”). The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, unless stated otherwise, regardless of the order in which it appears.

Equity Securities Risk. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.
•Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value or anticipate changes that can adversely affect the value of the Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Large positions in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance more so than would be the case with a more diversified fund.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results. The ability of the Fund to meet its investment objective is directly related to the Sub-Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Sub-Adviser’s research, analysis and asset allocation among portfolio securities. If the Sub-Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund’s portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Mid-Capitalization Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, public health, cyber, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Newer Adviser Risk. The Adviser registered with the SEC in July 2021 and has managed mutual funds since March 2022. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the newly-formed Adviser and the Adviser may not achieve the intended result in managing the Fund.

Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of the United States and other countries. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. As a result of increased volatility, securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Value Investing Risk. The Fund may invest in companies that may not be expected to experience significant earnings growth in the immediate future, but whose securities the Sub-Adviser believes are selling at a price lower than their true value. “Value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund’s Sub-Adviser believes is their full value or that they may go down in value. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the Sub-Adviser anticipates.

Statement of Additional Information
June 24, 2023

For the Reorganization of

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093
1-800-366-3863

Into

Cromwell Greenspring Mid Cap Fund
a series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-855-625-7333

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Greenspring Fund	Institutional Class Shares of the Cromwell Greenspring Mid Cap Fund, a series of Total Fund Solution

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Greenspring Fund, Incorporated (“Greenspring Fund”) (the “Target Fund”), into the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund” or the “Fund”), a series of Total Fund Solution. In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for Institutional Class shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Target Fund’s liabilities. The Acquiring Fund will also offer Investor Class Shares.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated June 24, 2023 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call 1-855-625-7333.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Target Fund’s annual and semi-annual reports may be obtained when available, without charge, upon request by calling 1-855-625-7333 or visiting www.thecromwellfunds.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i.the Statement of Additional Information of the Target Fund, dated May 1, 2023, as amended and supplemented (File Nos. 002-81956 and 811-03627); and
ii.the Annual Report for the Target Fund for the fiscal year ended December 31, 2022 (File No. 811-03627).
iii.
PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly-created series of Total Fund Solution (the “Trust”), which does not have any assets or liabilities. The Reorganization will not result in (1) a material change to the Acquiring Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

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-i-

The Trust
Total Fund Solution (the “Trust”) is a Delaware statutory trust organized on July 29, 2021 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series, or mutual fund, formed by the Trust. The Fund is a non-diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers the following classes of shares: Institutional Class and Investor Class.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund is the successor to the Greenspring Fund, Inc. (the “Predecessor Fund”), which commenced operations on July 1, 1983, pursuant to a reorganization effective after the close of business on August 14, 2023 (the “Reorganization”).

Investment Policies, Strategies and Associated Risks

Diversification. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security. However, if the

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Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a diversified series of the Trust. The Fund may invest in the types of securities listed below.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes the Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a RIC under the Code.

Borrowing tends to exaggerate the effect on the Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Debt Securities. Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

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Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Sub-Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser or the Sub-Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Sub-Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Equity Securities. Equity securities in which the Fund may invest include common and preferred stocks. These securities represent shares of ownership in a corporation. The value of these securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change dramatically. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s price negatively, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. This market risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes.

Preferred Stocks. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. When interest rates rise, the value of preferred stocks will generally decline.

Convertible Securities. The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including credit risk and interest rate risk.

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Investment Company Securities. The Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees of both investment vehicles. The Adviser and Sub-Adviser to the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

The Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order. ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Money Market Instruments. Money market instruments in which the Fund may invest include money market funds, short- term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government-sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of

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its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a

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qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through the Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (usually less than a week). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and, therefore, subject to sale by the trustee in bankruptcy. The Fund does not invest in reverse repurchase agreements.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Fund’s Adviser may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

U.S. Government Securities. The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). The value of U.S. Government securities may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the

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issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund itself.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser and Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, and the Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser and Sub-Adviser do not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Temporary Defensive Positions. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, which should reduce downside volatility during periods of market weakness, but may cause the Fund not to achieve its investment objectives.

Investment Restrictions

Fundamental Investment Restrictions
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

1.May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

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2.May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
3.May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
4.May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
5.May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
6.May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
7.May with respect to 75% of its total assets, invest no more than 5% of its total assets in securities of a single issuer or hold no more than 10% of the voting securities of such issuer.
8.May not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry.
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the

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value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not have any intention of borrowing money for leverage. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Sub-Adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.
The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction above related to borrowings by the Fund.
In addition, the Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent the Fund has sufficient information about such investments.
Non-Fundamental Investment Restrictions
The following non-fundamental investment restriction is applicable to the Fund. This restriction can be changed by the Board of Trustees, but the change will only be effective after 60 days prior written notice is given to shareholders of the Fund.

1.The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

2.Except with respect to the limitations on borrowing and acquisitions of illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

3.The Fund may not invest in any issuer for purposes of exercising control or management.

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4.The investment policy of the Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice.

Management of the Fund
Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1953	Trustee and Lead Independent	Indefinite Term; Since September 2021	4	President, Apex Capital Corporation (personal investment vehicle).	Independent Director of Contingency Capital LLC (a multi-product asset manager that sponsors and manages litigation finance related investment funds) from 2021 to present; Trustee, VanEck Funds (mutual fund, 13 series) from 2004 to present; Trustee, VanEck Vectors ETF Trust (mutual fund, 98 series);; Trustee, VanEck VIP Trust (mutual fund, 7 series); Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas F. Mann 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	4	Private Investor (2012 to present).	Director, Virtus Global Multi‑Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019; Hatteras Closed End Core Institutional Funds (2009-Present).

Sanjeev Handa 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since June 2023	4	Managing Member, Old Orchard Lane, LLC (2014-present); Adjunct Professor of Finance, Fairfield University (2020-present).	Independent Trustee, Vertical Capital Income Fund from 2023 to present; Independent Trustee, Alti Private Equity Access Fund from 2023 to 2023; Advisory Board Member, White Oak Partners from 2021 to present; Independent Director, OHA CLO Enhanced Equity II Genpar LLP from 2021 to present; Carlyle Tactical Private Credit Fund from 2017 to present.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Michael Weckwerth 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1973	Trustee. Chairman, and President	Indefinite Term; Since September 2021	4	Senior Vice President, U.S. Bank Global Fund Services (1996 - present).	Chairman and Interested Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds (mutual fund) from 2016 to 2018.
Elaine E. Richards 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1968	Secretary and Vice President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services (2007 - present).	N/A
Kyle L. Kroken 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1986	Treasurer and Vice President	Indefinite Term; Since November 2022	N/A	Vice President, U.S. Bank Global Fund Services (2009-present).	N/A
Gazala Khan 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Indefinite Term; Since July 2023	N/A	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005)	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Adviser, and the Fund’s distributor,

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administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Adviser and the Fund’s distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal board meetings, which are generally held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Nominating and Governance Committee and an Audit Committee, which also serves as the Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of four Trustees, three of whom are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Interested Trustee. The Board has also appointed a Lead Independent Trustee. The Board has determined to combine the Chairperson position with the President/Principal Executive Officer position, who is also a Senior Vice President of U.S. Bank Global Fund Services. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask

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incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

R. Alastair Short. Mr. Short’s Trustee Attributes include his experience as an investor in structured, negotiated deals. He is a co-founder of two private equity investment firms and has financial, operational, and transactional experience as well as a legal background. He is an experienced director, executive and investor, with strong strategic, financial and analytical skills and substantial asset management and Board industry experience. He currently serves on the Boards of the Van Eck mutual funds and ETFs, Contingency Capital LLC, and EULAV Asset Management, advisor to the ValueLine mutual funds. The Board believes Mr. Short’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Thomas F. Mann. Mr. Mann’s Trustee Attributes include 45 years of experience in various senior strategic and operational management positions in large, global, financial institutions and small, entrepreneurial environments. He was the Founder of MannMaxx Management, LLC, providing Institutional Asset Solutions as a director and banker to a broad range of asset managers, global banks and Fintech companies. He is an experienced, independent director of diversified mutual fund complexes; chaired the valuation committee for Hatteras Funds; chaired the nominating and governance committee for VIRTUS; and served on two audit committees qualifying as a “financial expert” under the SEC definition. He has also served as an advisory board member of a boutique asset management M&A advisory firm as well as Amundi North America, AnchorPath Financial Wavelength Capital Management. He has prior experience serving as a director of multiple, privately owned asset management and technology companies; trustee of a corporate pension and 401(k) plans and multiple non-profits organizations. The Board believes Mr. Mann’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Sanjeev Handa. Mr. Handa’s Trustee Attributes includes over 30 years in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also an advisory board member of White Oak Partners (since 2021), an independent director of OHA CLO Enhanced Equity II Genpar LLP (since 2021). an Investment Committee member of The Cooper Union for Advancement of Science and Art (since 2016) and a board member of Greenpath Financial Wellness/Homeownership Preservation Foundation (2011-2022). He also formerly served as an independent director of Fitch Ratings, Inc. and Fitch Ratings, Ltd. (2015-2020). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member. The Board believes Mr. Handa’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Michael J. Weckwerth. Mr. Weckwerth’s Trustee Attributes include his 25 years of experience in servicing registered and private investment companies, including more than 15 years as a senior vice president of U.S. Bancorp Fund Services, LLC (“Fund Services”). The Board believes Mr. Weckwerth’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trustee Ownership of Fund Shares
The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2022.

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Fund Shares Owned by Trustees as of December 31, 2022.

Amount Invested Key
A. $0
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	R. Alastair Short	Thomas F. Mann	Sanjeev Handa	Michael J. Weckwerth
Cromwell Greenspring Mid Cap Fund	A	A	A	A
Aggregate Dollar Range of Fund and other portfolio Shares in the Trust	A	A	A	E

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of all of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Mr. Handa is designated as the Audit Committee chairperson and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is composed of all of the Independent Trustees. Mr. Mann is designated as the Nominating and Governance Committee chairperson. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating and Governance Committee Charter. To comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the

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principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $40,000 per year, $1,500 for each regular Board meeting of the Trust attended and $500 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The chairman of the Audit Committee receives an annual retainer of $1,500 and the Lead Independent Trustee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
R. Alastair Short Independent Trustee(3)	$5,485	None	None	$48,500
Thomas F. Mann Independent Trustee(3)	$5,209	None	None	$46,000
Julie T. Thomas Independent Trustee(5)	$5,375	None	None	$47,500
Sanjeev Handa Independent Trustee(3)(4)	$0	None	None	$0
Michael J. Weckwerth Interested Trustee	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)There are currently four other series comprising the Trust.
(3)Audit Committee member.
(4)Audit Committee chairman.
(5)Ms. Thomas retired from the Board on June 29, 2023.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. The Fund will commence operations following the completion of the Reorganization on or about August 14, 2023. As of June 16, 2023, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund and the following shareholders were considered to be principal shareholders of the Predecessor Fund:

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Name/Address	Percentage of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	20.59%	Record

National Financial Services LLC For the Exclusive Benefit of its Customers Attn: Mutual Fund Dept., 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	20.06%	Record

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, pursuant to an investment advisory agreement (the “Advisory Agreement”). Brian Nelson is a control person of the Adviser. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-adviser as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to the Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee which is calculated daily and paid monthly.

The following table shows the advisory fees the Predecessor Fund paid Corbyn in advisory fees pursuant to a previous advisory agreement between Corbyn and Greenspring Fund, Inc.

Advisory Fees Paid During Fiscal Years Ended December 31,
2022	2021	2020
$1,111,714	$1,202,393	$1,080,346

Fund Expenses.
The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to limit Total Annual Fund

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Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, shareholder servicing fees and any other class-specific expenses) to 1.21% of average daily net assets for the Institutional Class, through at least August 14, 2025. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Manager of Managers Arrangement. The Acquiring Fund and Cromwell have obtained an exemptive order from the SEC that permits Cromwell, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Cromwell or the Acquiring Fund, as well as sub-advisers that are wholly-owned subsidiaries of Cromwell or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, Cromwell or its parent company (the “Manager-of-Managers Structure”).

As such, Cromwell has the ultimate responsibility for overseeing the Acquiring Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. If a new sub-adviser is hired for the Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The Fund is not required to disclose the individual fees that Cromwell pays to the Sub-Adviser.

Investment Sub-Adviser
Corbyn Investment Management, Inc., 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093 serves as the sub-adviser to the Fund (“Corbyn” or the “Sub-Adviser”). Corbyn was organized in 1973 and provides investment management services for its clients. The Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) has ownership of approximately 14% of Corbyn’s outstanding voting securities. The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the common stock of Corbyn, the sponsoring employer. Charles vK. Carlson is the Trustee of the Plan and a control person of Corbyn due to his ownership of approximately 41% of Corbyn’s common stock (33% directly and 8% through the Plan). The Plan Committee, which is composed of three members, including Mr. Carlson, has voting power over the Corbyn shares held by the Plan, except with respect to certain extraordinary transactions as to which Plan participants may direct voting. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

The Adviser provides investment management evaluation services by performing initial due diligence on the Sub-Adviser and thereafter monitoring the Sub-Adviser’s performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Adviser, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Adviser and ultimately recommending to the Board of Trustees whether its sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust will apply for an exemptive order with respect to the Fund that will permit the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of the existing Sub-Adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.

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The Adviser pays the Sub-Adviser out of the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Fund. The Fund is not responsible for the payment of the sub-advisory fees.

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Adviser, the Custodian, the Administrator or the Fund’s transfer agent. Although the Sub-Adviser’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Adviser’s individual security selections. The Sub-Adviser has complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolios that it manages, subject to the Fund’s investment objective, policies and limitations. The Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The manager of managers exemptive order, if received by the Trust, will permit the Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Adviser by the Adviser. The exemptive order will apply to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”).

Portfolio Managers
As disclosed in the Prospectus, Charles vK. Carlson, CFA® and Michael Goodman, CFA® (the “Portfolio Managers”) are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Charles vK. Carlson and Michael Goodman are the Fund’s portfolio managers. Mr. Carlson is not directly compensated by the Fund. See Management of the Fund and “Investment Advisory and Other Services” for a discussion of Mr. Carlson’s affiliation with the Sub-Adviser. As of December 31, 2022, Mr. Carlson’s compensation from the Sub-Adviser is in the form of a fixed salary from the Sub-Adviser and bonuses payable by the Sub-Adviser based on the overall profitability of the Sub-Adviser and such other factors as the Sub-Adviser takes into account. Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets. Mr. Carlson is also Portfolio Manager of Greenspring Income Opportunities Fund since its inception on December 15, 2021, an open-end mutual fund, which is currently offered in a separate prospectus. Michael Goodman is not directly compensated by the Fund. As of December 31, 2022, Mr. Goodman’s compensation from the Sub-Adviser is in the form of a fixed salary from the Sub-Adviser and bonuses payable by the Sub-Adviser based on the overall profitability of the Sub-Adviser and such other factors as the Sub-Adviser takes into account. Mr. Goodman is not compensated based directly on the performance of the Fund or the value of the Fund’s assets. The Fund is the sole registered investment company managed by Mr. Goodman. Mr. Carlson and Mr. Goodman each maintain an equity interest in Corbyn and may receive additional income proportionate to their respective equity in Corbyn.

The Sub-Adviser also acted as investment manager to 742 separate accounts, including individuals, corporations, and other entities, aggregating $783.2 million in value as of December 31, 2022. The Sub-Adviser also acted as investment manager to 1 other pooled investment vehicles, aggregating $111.5 million in value, as of December 31, 2022. For these separate accounts and other pooled investment vehicles, the Sub-Adviser was compensated solely through a management fee representing a percentage of assets managed. Mr. Carlson is also the portfolio manager for these separately managed accounts and pooled investment vehicles, and is not compensated based directly on their performance or the value of their assets.

The Sub-Adviser seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities. The Sub-Adviser utilizes a variety of methods when allocating securities among client accounts. The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

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Although the Sub-Adviser manages the assets of all of its clients, including the Fund, with a similar overall investment philosophy, the investment goals of the Sub-Adviser clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented. Individual clients of the Sub-Adviser have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income. Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Fund, where concentrations are limited by statute. As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Fund, separately managed accounts and the Fund may own different securities and/or different position sizes and performance may materially differ.

As of December 31, 2022, Mr. Carlson beneficially owned shares of the Fund worth over $1 million. Mr. Goodman beneficially owned shares of the Fund worth between $100,001-$500,000.
Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, the Predecessor Fund paid the following fees to Fund Services:

Administration and Accounting Fees Paid During Fiscal Years Ended December 31,
2022	2021	2020
$112,222	$122,845	$109,387

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), serves as the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

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Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania, 19103, serves as the Fund’s independent registered public accounting firm.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Revenue Sharing. The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain broker-dealers, or other financial intermediaries (each a “financial intermediary”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). The Adviser may pay for placing the Fund on a financial intermediary’s trading platform. The level of revenue sharing payments made to a financial intermediary may be based upon current assets and/or number of accounts of the Fund attributable to the financial intermediary or other measures as agreed to by the Adviser and the financial intermediaries. These payment arrangements, however, will not change the price that a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of a shareholder and will not increase Fund expenses. You should review your financial intermediary’s compensation disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. In addition to the compensation described above, the Fund and/or the Adviser may also pay fees to financial intermediaries and their affiliated individuals for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts.

The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from incremental management and other fees paid to the Adviser by the Fund with respect to those assets.

Distribution and Shareholder Service (Rule 12b-1) Plan
The Trust has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund. Under the Distribution Plan, the Fund pays a fee to the Fund’s Distributor for distribution and shareholder services (the “Distribution Fee”). The Rule 12b-1 distribution fee is discussed in greater detail below. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class shares are not subject to a Distribution Fee.

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The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the Trustees who are not “interested persons” of the Fund, select and nominate all other Trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser and Sub-Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee
The Distributor may use the Rule 12b-1 Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

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Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board of Trustees has authorized the Fund to pay service fees to certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to 0.15% for Institutional Class shares.

Unless the Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
Portfolio Transactions and Brokerage
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and the Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and the Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of

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these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser and the Sub-Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and the Sub-Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2022, the Predecessor Fund did not acquire any such securities.

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Year Ended December 31,
2022	2021	2020
$60,676	$90,643	$85,616

During the fiscal year ended December 31, 2022, the Predecessor Fund directed transactions and paid brokerage commissions because of research services provided in the following amounts:

Commissions Paid	Transactions Directed
$53,145	$33,549,018

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

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The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended December 31,
2022	2021
11%	29%

Code of Ethics
The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Adviser and Sub-Adviser’s Codes of Ethics permits, subject to certain conditions, personnel to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which has delegated to the Sub-Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Sub-Adviser to present to the Board of Trustees, at least annually, the Sub-Adviser’s Proxy Policies and a record of each proxy voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

In the event of a conflict between the interests of the Sub-Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-625-7333 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Michael L. Ceccato has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

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Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Sub-Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Morningstar, Bloomberg and Thomson Reuters), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, Sub-Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;
•the disclosure is made by the Sub-Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide the Sub-Adviser with natural order flow;
•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

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The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Adviser and the valuation designee, under Rule 2a-5 of the 1940 Act, pursuant to procedures approved by or under the direction of the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accrued or amortized using the constant yield method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

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Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Fund toll free at 1-855-625-7333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be

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carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in kind may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each taxable year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying

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income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year end, subject to an increase for any shortfall in the prior year’s distribution. The Fund has a Section 4982(e)(4) election currently in effect. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term. The Fund may also elect to defer certain losses for tax purposes.

Capital Loss Carryforwards. For the fiscal year ended December 31, 2022, the Predecessor Fund did not have a post-October capital loss or a capital loss carryforward.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as

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if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i)  include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will

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report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the United States. This withholding rate may be lower under the terms of a tax treaty or convention.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

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The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long‑term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional Fund shares unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing, by telephone at 1-855-625-7333 (toll-free) or by contacting an Authorized Intermediary. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, by such shareholders (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

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You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The financial statements of the Predecessor Fund and the Predecessor Fund’s independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the fiscal year ended December 31, 2022 are incorporated herein by reference.

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